                                                                EXHIBIT - 10.11


                                                                  EXECUTION COPY










                        HOME PRODUCTS INTERNATIONAL, INC.
                                  SELFIX, INC.
                                TAMOR CORPORATION
                                 SHUTTERS, INC.


                      SUBORDINATED EQUITY BRIDGE NOTES DUE
                                FEBRUARY 27, 2005






                            -------------------------


                             NOTE PURCHASE AGREEMENT


                            -------------------------








                          DATED AS OF FEBRUARY 27, 1997

                                TABLE OF CONTENTS

                                                                            PAGE

1.1      The Notes........................................................... 1

1.2.     Note Terms, Prepayments............................................. 1

2.       Sale and Purchase of Note........................................... 2

3.1      Closing; Fees....................................................... 2

4.       Conditions Precedent; Conditions to Closing......................... 3

         4.1.1    Representations and Warranties............................. 3

         4.1.2    Performance; No Default.................................... 3

         4.1.3    Opinions of Counsel........................................ 3

         4.1.4    Credit Agreement........................................... 3

         4.1.5    Warrant Agreement.......................................... 3

         4.1.6    Security Documents......................................... 3

         4.1.7    Certain Legal Matters...................................... 3

         4.1.8    Compliance with Securities Laws............................ 3

         4.1.9    Proceedings and Documents.................................. 3

         4.1.10   No Actions Pending......................................... 4

         4.1.11   Other Documents............................................ 4

         4.1.12   Performance; No Default.................................... 4


5.       Representations and Warranties...................................... 4

         5.1.     Disclosure................................................. 4

         5.2.     No Material Adverse Effect................................. 4

         5.3.     No Default................................................. 4

         5.4.     Organization, Powers, Capitalization and Good Standing..... 5

         5.5.     Financial Statements....................................... 5

         5.6.     Property................................................... 6

         5.7.     Investigations, Audits, Etc................................ 6

         5.8.     Employee Matters........................................... 6

         5.9.     Solvency................................................... 6

         5.10.    Compliance with Laws....................................... 6

         5.11.    Pending and Threatened Litigation.......................... 6


6.       Purchase Intent..................................................... 6


7.       Financial Covenants and Reporting................................... 7


         7.1.     Financial Statements and Other Reports..................... 7

         7.2.     Accounting Terms; Utilization of GAAP for Purposes of
                  Calculations Under Agreement............................... 8
         7.3.     Inspection................................................. 8

8.       Affirmative and Negative Covenants.................................. 8

         8.1.     Liens, etc................................................  9

         8.2.     Investments; Joint Ventures...............................  9

         8.3.     Restricted Payments.......................................  9

         8.4.     Restriction on Certain Amendments and Fundamental Changes.  9

         8.5.     Disposal of Assets or Subsidiary Stock....................  9

         8.6.     Transactions with Affiliates.............................. 10

         8.7.     Conduct of Business....................................... 10

         8.8.     Indebtedness.............................................. 10

         8.9.     Fiscal Year............................................... 10

         8.10.    Press Release; Public Offering Materials.................. 10

         8.11.    Subsidiaries.............................................. 10

         8.12.    Compliance With Laws...................................... 10

         8.13.    Maintenance of Properties; Insurance...................... 11

         8.14.    Corporate Existence, Etc.................................. 11

         8.15.    Intervening Debt.......................................... 11

         8.16.    Notice of Default......................................... 11


9.       Prepayment of Notes................................................ 11

         9.1      Maturity; Surrender....................................... 11

10.      Subordination of Notes............................................. 11

         10.1.    General................................................... 11

         10.2.    Senior Loans.............................................. 12

         10.3.    Default in Respect of Senior Loans and the Notes.......... 12

         10.4.    Insolvency, etc........................................... 13

         10.5.    Payments and Distributions Received....................... 13

         10.6.    No Prejudice or Impairment................................ 13

         10.7.    Payment of Senior Loans, Subrogation, etc................. 14

         10.8.    Filing of Claims.......................................... 14

         10.9.    Reliance; Binding on Subsequent Holders................... 14


11.      Registration, Transfer and Substitution of Securities.............. 15

         11.1.    Note Register; Ownership of Notes......................... 15

         11.2.    Transfer and Exchange of Notes............................ 15

         11.3.    Replacement of Notes...................................... 15

         11.4.    Notes Held Holdings, etc., Deemed Not Outstanding......... 15

12.      Payments on Notes.................................................. 15

13.      Events of Default; Acceleration.................................... 16

14.      Remedies on Default................................................ 18

15.      Definitions........................................................ 18

         15.1.    Certain Defined Terms..................................... 18

         15.2.    Accounting and other Terms................................ 23

16.      Submission to Jurisdiction; Waiver................................. 23

17.      Survival of Representations and Warranties.......................... 24

18.      Amendments and Waivers.............................................. 24

19.      Indemnification..................................................... 24

20.      Notices, etc........................................................ 25

21.      Miscellaneous....................................................... 26

                                    SCHEDULES

SCHEDULE 5.3               Defaults Under Agreements

SCHEDULE 5.4(B)                     Capitalization

SCHEDULE 5.4(D)                     Qualification

SCHEDULE 5.7               Audits and Investigations

SCHEDULE 5.8               Employee Matters

SCHEDULE 8.6               Transactions With Affiliates


                                    EXHIBITS

EXHIBIT 1.1                Form of Subordinated Equity Bridge Note Due 2005

EXHIBIT 7.1                Compliance Certificate

                             NOTE PURCHASE AGREEMENT

                  This Note Purchase Agreement dated as of February 27, 1997, is by and among Selfix, Inc., a Delaware corporation; Tamor Corporation, a Massachusetts corporation and Shutters, Inc., an Illinois corporation (the "Joint Issuers"); Home Products International, Inc., a Delaware corporation ("Holdings"); and General Electric Capital Corporation, a New York corporation and the other Note Purchasers that are signatories hereto (the "Note Purchasers").

                  In Witness Whereof the parties hereto agree as follows:

                  1.1. The Notes. The Joint Issuers have authorized the issuance and sale of Subordinated Equity Bridge Notes due February 27, 2005 (including any notes issued in payment of interest pursuant to Section 1.2 or in substitution therefor pursuant to Section 11, collectively, the "Notes"), to be in the form of the Note set forth in Exhibit 1.1, with such changes thereto, if any, as may be approved by the Note Purchasers and the Joint Issuers.

                  1.2. Note Terms, Prepayments. (a) Except as set forth in clause (b) below, the Notes shall bear interest at a rate of thirteen and one-half percent (13.5%) per annum, and interest shall be paid solely by the issuance of Notes in the amount of such interest. Such Notes shall, themselves, bear interest at the same interest rates as herein set forth, shall be due and payable in full on February 27, 2005, and shall be subject to all of the terms and conditions of this Agreement, including, without limitation, this Section 1.2(a). The outstanding principal balance of all of the Notes, together with all accrued and unpaid interest thereon, shall be due and payable in full on February 27, 2005. Interest shall be payable quarterly in arrears on each Interest Payment Date. Interest on the Notes shall be calculated daily on the basis of a three hundred sixty (360) day year for the actual number of days elapsed in the period during which it accrues. If the Majority Holders so elect, after the occurrence of an Event of Default and for so long as it continues, the Notes shall bear interest at a per annum rate equal to 15.5% per annum. The Note Purchasers agree that under no circumstances will the rate of interest chargeable be in excess of the maximum amount permitted by law. If excess interest is charged and paid in error, the Note Purchasers agree that the excess amount will be promptly refunded to the Joint Issuers.

                  (b) So long as no event of default shall have occurred and be continuing under the Credit Agreement, the Joint Issuers may, at their election, pay interest in cash on all Notes issued in accordance with this Agreement; provided that the aggregate amount of cash interest paid on the Notes shall not exceed 25% of

Excess Cash Flow from January 1, 1997 through any date of determination and the amount of Excess Cash Flow shall be determined annually for each Fiscal Year based on Holdings' annual audited financial statements, commencing with its Fiscal Year ending December 31, 1997. So long as interest on the outstanding Notes is paid in cash, the outstanding Notes shall bear interest at eleven and one-half percent (11.5%) per annum.

                  (c) If Holdings or any Joint Issuer issues equity securities, no later than the Business Day following the date of receipt of the proceeds thereof, the Joint Issuers shall prepay the Notes, ratably, in an amount equal to 50% of the proceeds of such equity issuance, net of underwriting discounts and commissions and other reasonable out-of-pocket costs incurred in connection therewith. In addition, the Joint Issuers shall prepay the Notes in full upon payment in full of the Senior Loans and termination of the Senior Lenders' commitment to make Senior Loans.

                  (d) In addition to the mandatory prepayments required under clause (c) above, the Joint Issuers may voluntarily prepay the Notes in whole or in part (in integral multiples of $100,000) at any time upon not less than ten
(10) days' prior written notice to the Note Purchasers. All prepayments, whether mandatory or voluntary, shall be applied first to accrued interest under the Notes, pro rata, and then to the principal balance of the Notes, pro rata, and all prepayments may be made without premium or penalty.

                  2. Sale and Purchase of Note. The Joint Issuers will issue and sell to the Note Purchasers on the date hereof Notes in the aggregate principal amount of $7,000,000 in the respective principal amounts set forth on the signature pages hereto. Such Notes shall be issued in the State of Illinois and governed by the laws of that State.

                  3.1 Closing; Fees. The sale of the Notes to be purchased by the Note Purchasers shall take place at the offices of Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois 60601, at a closing (the "Closing") on February 27, 1997 or on such other Business Day thereafter as may be agreed upon by the Joint Issuers and the Majority Holders (the "Closing Date"). At the Closing, the Joint Issuers will deliver to each Note Purchaser the Notes to be purchased by it in the principal amount set forth on the signature pages hereto on such date against delivery by each Note Purchaser to Selfix or its order of immediately available funds in the amount of the principal amount of each Note to be purchase by it. If, at the Closing, the Joint Issuers shall fail to tender to any Note Purchaser the Notes to be purchased by it as provided herein, or any of the material conditions specified in Section 4 shall not have been fulfilled to to the Note Purchasers' satisfaction, all of the Note

Purchasers shall be relieved of their respective obligations under this Agreement, without thereby waiving any other rights such Note Purchasers may have by reason of such failure or such non-fulfillment.

                  3.2 The Joint Issuers agree, jointly and severally, to promptly pay all reasonable fees, costs and expenses (including those of attorneys) incurred by the Note Purchasers in connection with any matters arising out of the Note Purchase Documents and the other Related Transactions Documents, in connection with the examination, review, due diligence investigation, documentation, negotiation and closing of the transactions identified herein and in connection with the continued administration (other than administrative matters arising in the ordinary course) of the Note Purchase Documents including any amendments, modifications, and waivers of or with respect to the Note Purchase Documents or any of the other Related Transactions Documents. The Joint Issuers agree, jointly and severally, to promptly pay all reasonable fees, costs and expenses incurred by each Note Purchaser in connection with any action to enforce any Note Purchase Document or to collect any payments due from the Joint Issuers. All fees, costs and expenses for which the Joint Issuers are responsible under this Section 3.2 shall be payable on demand and secured by the Collateral (as defined in the Security Documents).

                  4. Conditions Precedent; Conditions to Closing. Each Note Purchaser's obligation to execute and deliver this Agreement and to purchase and pay for the Note to be sold to it at the Closing is subject to the fulfillment to the reasonable satisfaction of the Majority Holders, prior to or at the Closing, of the following conditions:

                  4.1.1 Representations and Warranties. The representations and warranties of Holdings and each of the Joint Issuers contained in this Agreement and those otherwise made in writing by or on behalf of the Joint Issuers in connection with the transactions identified in this Agreement shall be correct in all material respects at the time of Closing.

                  4.1.2 Performance; No Default. The Joint Issuers shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at the Closing and at the time of the Closing no Default or Event of Default shall have occurred and be continuing.

                  4.1.3 Opinions of Counsel. Each Note Purchaser shall have received from Much, Shelist, Freed, Denenberg, Ament, Bell & Rubenstein PC, counsel to Holdings and the Joint Issuers, a favorable opinion in form and substance reasonably satisfactory to the Majority Holders, addressed to the Note Purchasers and dated the Closing Date.

                  4.1.4 Credit Agreement. The Related Transactions shall have been consummated.

                  4.1.5 Warrant Agreement. Each Note Purchaser shall have received duly executed copies of the Warrant and any and all documents, instruments or agreements required to be executed and/or delivered in connection therewith, including, without limitation, a duly executed Allocation Agreement.

                  4.1.6 Security Documents. Each Note Purchaser shall have received duly executed copies of the Security Agreement and each of the other Security Documents, together with reasonably satisfactory evidence that the Note Purchasers have a valid and perfected second priority security interest in the Collateral (as defined in the Security Documents), subject only to liens and encumbrances permitted herein, in the Security Agreement or in the Credit Agreement.

                  4.1.7 Certain Legal Matters. On the date of the Closing, no Note Purchaser's purchase of the Note shall be prohibited by any applicable law or governmental regulation.

                  4.1.8 Compliance with Securities Laws. The offering and sale of the Note to be issued at the Closing shall have complied with all applicable requirements of federal and state securities laws.

                  4.1.9 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and the other Related Transactions Documents to be executed and delivered on the Closing Date and all documents and instruments incident to such transactions shall be reasonably satisfactory to each Note Purchaser, and each Note Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

                  4.1.10 No Actions Pending. There shall be no suit, action, investigation, inquiry or other proceeding by any governmental body or any other Person or any other legal or administrative proceeding, pending or, to the Joint Issuers' knowledge, threatened, which questions the validity or legality of the transactions contemplated by this Agreement or any of the other Related Transactions Documents or which seeks damages or injunctive or other equitable relief in connection therewith.

                  4.1.11 Other Documents. Each Note Purchaser's obligation to purchase the Note on the Closing Date is, in addition to the conditions precedent specified above, subject to the delivery to it of all Note Purchase Documents, all in form and substance reasonably satisfactory to the initial Note

Purchasers.

                  4.1.12 Performance; No Default. The Joint Issuers shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by any of them as of the Closing Date and, as of the Closing Date, no Default or Event of Default shall have occurred and be continuing.

                  5. Representations and Warranties. The Joint Issuers represent and warrant to each Note Purchaser that:

                  5.1. Disclosure. No representation or warranty of Holdings or any Joint Issuer contained in this Agreement, the financial statements referred to in Section 5.5, the other Related Transactions Documents or any other document, certificate or written statement furnished to any Note Purchaser by or on behalf of any such Person for use in connection with the Note Purchase Documents or the other Related Transactions Documents contains any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made.

                  5.2. No Material Adverse Effect. Since December 31, 1996, no events have occurred which, taken as a whole, have had a Material Adverse Effect.

                  5.3. No Default. The consummation of the Related Transactions does not and will not violate, conflict with, result in a breach of, or constitute a default (with due notice or lapse of time or both) under, or require the consent of any third party under, any material contract of the Joint Issuers except if such violations, conflicts, breaches or defaults have either been waived on or before the Closing Date and are disclosed on Schedule 5.3 or could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

                  5.4. Organization, Powers, Capitalization and Good Standing.

                  (A) Organization and Powers. Each Joint Issuer and Holdings is a corporation, duly organized, validly existing and in good standing under the laws of the State of its incorporation. Each of the Joint Issuers has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into each Related Transactions Document to which it is a party and to carry out the Related Transactions.

                  (B) Capitalization. The authorized and issued capital stock of Holdings and each of the Joint Issuers is as set forth on Schedule 5.4(B). All issued and outstanding shares of capital stock of each of the Joint Issuers are duly authorized and validly issued, fully paid, nonassessable, and such shares were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The capital stock of each of the Joint Issuers is owned by Holdings. There are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from Holdings or any Joint Issuer of any shares of capital stock or other securities of any such entity, except for the Warrant and the other securities disclosed in the Schedules to the Credit Agreement as of the Closing Date.

                  (C) Binding Obligation. This Agreement is, and the other Related Transactions Documents when executed and delivered will be, the legally valid and binding obligations of Holdings and the Joint Issuers, respectively, each enforceable against each of them, as applicable, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and similar laws affecting creditors' rights generally, and by general principles of equity.

                  (D) Qualification. Each of the Joint Issuers is duly qualified and in good standing wherever necessary to carry on its business and operations, except in jurisdictions in which the failure to be qualified and in good standing could not reasonably be expected to have a Material Adverse Effect. All jurisdictions in which each Joint Issuer is qualified to do business are set forth on Schedule 5.4(D).

                  5.5. Financial Statements. All financial statements concerning any of the Joint Issuers which have been or will hereafter be furnished to the Note Purchasers pursuant to this Agreement, including those listed below, have been or will be prepared in accordance with GAAP consistently applied (except as disclosed therein) and do or will present fairly the financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

                  (A) The audited balance sheets for fiscal year 1995 and the related statement of income of each Joint Issuer, for the fiscal year then ended, certified by BDO Seidman in the case of Tamor and Arthur Andersen in the case of Selfix and Shutters.

                  (B) The unaudited balance sheets for Fiscal Year 1996 and the related statements of income of each Joint Issuer for the twelve (12) months then ended.

                  5.6. Property. Each Joint Issuer owns, is licensed to use or otherwise has the right to use, all assets used in or necessary for the conduct of its business as currently conducted or that are material to the condition (financial or other), business or operations of the Joint Issuers.

                  5.7. Investigations, Audits, Etc. Except as set forth on
Schedule 5.7, none of the Joint Issuers are the subject of any review or audit by the Internal Revenue Service or any governmental authority concerning the violation or possible violation of any law.

                  5.8. Employee Matters. Except as set forth on Schedule 5.8,
(a) no Joint Issuer has any obligation under any collective bargaining agreement, (b) no petition for certification or union election is pending with respect to the employees of any Joint Issuer and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Joint Issuer and (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Joint Issuers threatened between any Joint Issuer and its respective employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

                  5.9. Solvency. As of and from and after the date of this Agreement and after giving effect to the consummation of the Related Transactions, each Joint Issuer: (a) owns and will own assets the fair saleable value of which are greater than the total amount of liabilities (including contingent liabilities) of that Joint Issuer; (b) is able to pay its debts as they become due; (c) has capital that is not unreasonably small in relation to its business as presently conducted or any contemplated or undertaken transaction; and (d) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

                  5.10. Compliance with Laws. Each Joint Issuer is in compliance with all applicable laws after giving effect to the Related Transactions, where failure to comply would not have a Material Adverse Effect.

                  5.11. Pending and Threatened Litigation. Neither Holdings nor any Joint Issuer is a party to any litigation that is pending or to the knowledge of any Joint Issuer, threatened, which is likely to be determined adversely to Holdings or that Joint Issuer and, which, if so determined, would have a Material Adverse Effect.

                  6. Purchase Intent. Each Note Purchaser represents that it is purchasing a Note hereunder for its own account, not with a view to the distribution thereof or with any present intention of distributing or selling such Note except in compliance with the Securities Act, provided that the disposition of each Note Purchaser's property shall at all times be within its control. Each Note Purchaser represents that it is an accredited investor, within the meaning of Regulation 501(a) under the Securities Act.

                  7. Financial Covenants and Reporting. Holdings agrees that so long as any Note is outstanding, unless each Note Purchaser shall otherwise give its prior written consent, Holdings shall comply with and shall cause each of the other Joint Issuers that are owned or controlled by it to comply with all covenants in this Section 7 applicable to such Person.

                  7.1. Financial Statements and Other Reports. Holdings will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP (it being understood that monthly financial statements are not required to have footnote disclosures). Holdings will deliver to each Note Purchaser each of the financial statements and other reports described below.

                  (A) Monthly Financials. As soon as available and in any event within thirty (30) days after the end of each month, Holdings will deliver to each Note Purchaser (1) the consolidated and consolidating balance sheet of Holdings and its Subsidiaries as at the end of such month and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such month and for the period from the beginning of the then current fiscal year of such Person to the end of such month and (2) a schedule of the outstanding Indebtedness for borrowed money of each such Person describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan.

                  (B) Year-End Financials. As soon as available and in any event within ninety (90) days after the end of each fiscal year of Holdings, Holdings will deliver to each Note Purchaser (1) the consolidated and consolidating balance sheet of Holdings and each of its Subsidiaries as at the end of such year and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such fiscal year, (2) a schedule of the outstanding Indebtedness for borrowed money of each such Person describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan and (3) an unqualified report with respect to the financial statements from a firm of certified public accountants selected by Holdings and reasonably acceptable to the Majority Holders.

                  (C) Compliance Certificate. Together with each delivery of financial statements of Holdings and its Subsidiaries pursuant to Sections 7.1(A) and 7.1(B) above, Holdings will deliver to each Note Purchaser a fully and properly completed Compliance Certificate (in substantially the same form as Exhibit 7.1) signed by Holdings' chief executive officer or chief financial officer.

                  (D) Accountants' Reports. Promptly upon receipt thereof, Holdings will deliver copies of all significant reports submitted by Holdings' outside auditors in connection with each annual, interim or special audit or review of any type of the financial statements or related internal control systems of Holdings made by such accountants, including any comment letter submitted by such accountants to management in connection with their services.

                  (E) SEC Filings and Press Releases. Promptly upon their becoming available, Holdings will deliver to each Note Purchaser copies of (1) all financial statements, reports, notices and proxy statements made publicly available by Holdings, to its security holders, (2) all regular and periodic reports and all registration statements and prospectuses, if any, filed by Holdings, with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (3) all press releases and other statements made available by Holdings, to the public concerning material adverse changes or other developments in the business of any such Person.

                  (F) Events of Default, Etc. Promptly upon any officer of Holdings obtaining knowledge of any of the following events or conditions, Holdings shall deliver to each Note Purchaser copies of all notices given or received by Holdings with respect to any such event or condition and a certificate of Holdings' chief executive officer specifying the nature and period of existence of such event or condition and what action Holdings has taken, is taking and proposes to take with respect thereto: (1) any condition or event that constitutes an Event of Default or Default; (2) any notice that any Person has given to Holdings or any of its Subsidiaries or any other action taken with respect to a claimed default or event or condition of the type referred to in Section 13(e); or (3) any event or condition that could reasonably be expected to result in any Material Adverse Effect.

                  (G) Litigation. Holdings shall notify each Note Purchaser in writing, promptly upon learning thereof, of any litigation commenced or threatened against Holdings or any of its Subsidiaries, and of the institution against it of any suit or administrative proceeding that (a) seeks damages of $250,000 or more or (b) seeks injunctive relief.

                  (H) Other Information. With reasonable promptness,

Holdings will deliver such other information and data with respect to Holdings or any Joint Issuer as from time to time may be reasonably requested by the Majority Holders.

                  7.2. Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Financial statements and other information furnished to the Note Purchasers pursuant to Section 7.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation.

                  7.3. Inspection. Holdings shall permit any authorized representatives designated from time to time by the Majority Holders to visit and inspect any of the properties of Holdings or any of its Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and business with its and their officers and certified public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested.

                  8. Affirmative and Negative Covenants. Holdings covenants that, from the date of this Agreement through the Closing and thereafter so long as any of the Notes are outstanding:

                  8.1. Liens, etc. (A) Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including any document or instrument in respect of goods or accounts receivable) of Holdings or any of its Subsidiaries, whether now owned or held or hereafter acquired, or any income or profits therefrom, except Liens securing the Senior Loans or otherwise permitted under the Credit Agreement.

                       (B) No Negative Pledges. Holdings will not and will not permit any of its Subsidiaries directly or indirectly to enter into or assume any agreement (other than the Note Purchase Documents or as permitted under the Credit Agreement) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, except leases or licenses which prohibit liens on the property subject thereto.

                       (C) No Restrictions on Subsidiary Distributions to Holdings. Except as provided herein and in the Credit Agreement, Holdings will not and will not permit any of its Subsidiaries directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to: (1) pay dividends or make any other distribution on any of such Subsidiary's capital stock owned by Holdings or any Subsidiary of Holdings; (2) pay any Indebtedness owed to Holdings or any other Subsidiary; (3) make loans or advances to Holdings or any other Subsidiary; or (4) transfer any of its property or assets to Holdings or any other Subsidiary.

                  8.2. Investments; Joint Ventures. Holdings will not and will not permit any of its Subsidiaries directly or indirectly to make or own any Investment in any Person except Investments permitted from time to time under the Credit Agreement.

                  8.3. Restricted Payments. Holdings will not directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Payment except Restricted Payments permitted from time to time under the Credit Agreement as in effect on the date hereof.

                  8.4. Restriction on Certain Amendments and Fundamental Changes. Holdings will not and will not permit any of its Subsidiaries directly or indirectly to: (a) amend, modify or waive any term or provision of its charter or by-laws in a manner which would have a Material Adverse Effect; (b) enter into any transaction of merger or consolidation, except that any Subsidiary may be merged with or into Holdings (provided that Holdings is the surviving entity) or any other Subsidiary of Holdings; (c) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); or (d) except as permitted by the Credit Agreement or consented to by the Senior Lenders, acquire by purchase or otherwise all or any substantial part of the business or assets of any other Person.

                  8.5. Disposal of Assets or Subsidiary Stock. Holdings will not and will not permit any of its Subsidiaries directly or indirectly to: convey, sell, lease, sublease, transfer or otherwise dispose of, or grant any Person an option to acquire, in one transaction or a series of transactions any of its property, business or assets, or the capital stock of or other equity interests in any of its Subsidiaries, whether now owned or hereafter acquired, except dispositions permitted under the Credit Agreement.

                  8.6. Transactions with Affiliates. Except as otherwise permitted herein (or in the Credit Agreement), Holdings will not and will not permit any of its Subsidiaries directly or indirectly to, enter into or be a party to any transaction with any Affiliate of Holdings, except (a) as set forth on Schedule 8.6, or (b) in the ordinary course of and pursuant to the reasonable requirements of Holdings' or such Subsidiary's business and upon fair and reasonable terms and are no less favorable to Holdings or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person that is not an Affiliate of Holdings or such Subsidiary.

                  8.7. Conduct of Business. Holdings will not and will not permit any of its Subsidiaries directly or indirectly to engage in any business other than businesses currently engaged in by them or any lines of business reasonably related thereto.

                  8.8. Indebtedness. Holdings will not and will not permit any of its Subsidiaries directly or indirectly to incur or become liable in any manner with respect to any Subordinated Indebtedness or any other Indebtedness except the Senior Loans under the Credit Agreement (as from time to time in effect) or as permitted under the Credit Agreement (as from time to time in effect).

                  8.9. Fiscal Year. Neither Holdings nor any Subsidiary of Holdings shall change its fiscal year without the Majority Holders' prior written consent, which shall not be unreasonably withheld.

                  8.10. Press Release; Public Offering Materials. Holdings will not and will not permit any of its Subsidiaries to disclose any Note Purchaser's identity in any press release or in any prospectus, proxy statement or other materials filed with any governmental authority except as required by law following the Note Purchasers' prior review.

                  8.11. Subsidiaries. Except as permitted in the Credit Agreement, Holdings will not and will not permit any of its Subsidiaries directly or indirectly to establish, create or acquire any new Subsidiary without the Majority Holders' prior written consent, which shall not be unreasonably withheld.

                  8.12. Compliance With Laws. Holdings shall comply with all federal, state, local and foreign laws and regulations applicable to it, including those relating to licensing, ERISA and labor matters and Environmental Laws (as defined in the Credit Agreement) and Environmental Permits (as defined in the Credit Agreement) except to the extent that the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Holdings will comply and will cause each of its Subsidiaries to comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including, without limitation, laws, rules, regulations and orders relating to taxes, employer and employee contributions, securities, employee retirement and welfare benefits, environmental protection matters and employee health and safety) as now in effect and which may be imposed in the future in all jurisdictions in which Holdings or its Subsidiaries are now doing business or may hereafter be doing business. This Section 8.12 shall not preclude Holdings or any Subsidiary from contesting any taxes or other payments, if they are being diligently contested in good faith and if appropriate reserves have been recorded in conformity with GAAP.

                  8.13. Maintenance of Properties; Insurance. Holdings will maintain or cause to be maintained all material properties used in the business of Holdings and its Subsidiaries consistent with industry standards and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Holdings will maintain or cause to be maintained, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and properties and the business and properties of its Subsidiaries against loss or damage of the kinds customarily carried or maintained by corporations of established reputation engaged in similar businesses and in amounts as set forth in the Credit Agreement and will deliver evidence thereof to the Note Purchasers. Holdings represents and warrants that it and each of its Subsidiaries currently maintains all material properties as set forth above and maintains all insurance described above.

                  8.14. Corporate Existence, Etc. Except as otherwise permitted hereunder, Holdings will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its respective corporate existence and all rights and franchises material to its respective business.

                  8.15. Intervening Debt. Neither Holdings nor any Joint Issuer shall incur any indebtedness that is subordinated in right of payment to the Senior Loans and superior in right of payment or pari passu with the Notes.

                  8.16. Notice of Default. Holdings shall promptly notify the Majority Holders of the occurrence of any Default or Event of Default known to it hereunder.

                  9. Prepayment of Notes.

                  9.1. Maturity; Surrender. In the case of each prepayment in accordance with Section 1.2(c) or (d), the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date.

                  10. Subordination of Notes.

                  10.1. General. All obligations under this Agreement and the Notes, including without limitation, principal, interest, fees, expenses (the "Subordinated Obligations") shall be subordinate and junior in right of payment to all Senior Loans

(as defined in Section 10.2) to the extent and in the manner provided in this
Section 10. In furtherance of the foregoing, notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Senior Lenders or to the Note Purchasers and notwithstanding any provisions of the UCC or any applicable law or decision or any other circumstance, the Note Purchasers agree that all Liens granted by Holdings or any Joint Issuer to the Note Purchasers to secure the obligations under the Notes are hereby subordinated to all Liens granted by Holdings or any Joint Issuer to secure the Senior Loans.

                  10.2. Senior Loans. As used in this Section 10, the term "Senior Loans" shall mean all principal of and premium, if any, and interest (including post-petition interest during any proceeding under the Bankruptcy Code, whether or not allowed in such proceeding) on and fees, and expenses and all other obligations including, without limitation, Holdings' obligations as a guarantor and obligations to cash collateralize letters of credit, payable in connection with, all loans and financial accommodations from time to time outstanding under or in connection with the Credit Agreement. The Senior Loans shall continue to be Senior Loans and entitled to the benefits of these subordination provisions irrespective of any amendment, restatement, modification or waiver of any term of the Senior Loans or extension or renewal of the Senior Loans.

                  10.3. Default in Respect of Senior Loans and the Notes.

                  (a) Upon the occurrence of an Event of Default with respect to any Senior Loans, as defined in the Credit Agreement, permitting the holders thereof to accelerate the maturity thereof, then, unless and until such event of default shall have been remedied or waived in writing or shall have ceased to exist, no direct or indirect payment (in cash, property or securities or by set-off or otherwise, except securities which are subordinate and junior in right of payment to the payment of Senior Loans at least to the extent provided in this Section 10) shall be made on account of the Subordinated Obligations or on any Note or as a sinking fund for any Note, or in respect of any redemption, retirement, purchase or other acquisition of any Note.

                  (b) The holders of the Notes shall not take any action to enforce payment of any of the Subordinated Obligations or any security interest or lien securing payment of the Notes (including, without limitation, acceleration of the maturity of the Notes) until the earliest to occur of the following: (i) final payment in full in cash of all Senior Loans and termination of the commitments with respect thereto; (ii) the acceleration of any of the Senior Loans, (iii) February 27, 2006; or (iv) the occurrence of an Event of Default described in Section 13(f) or 13(g) hereof; provided that, in the event of the nonpayment when due of scheduled principal payments or required interest payments (unless prohibited by Section 10.3(a)) such holders may ask or make demand for payment of any such amount but shall not take any other action to enforce payment of such amount; provided further that any payments received shall be subject to the terms of Section 10.5 hereof.

                  (c) If the holders of the Senior Loans release their security interests or liens in any items of Collateral, the holders of the Notes shall release their security interests or liens in the same items of Collateral.

                  10.4. Insolvency, etc. In the event of:

                  (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to Holdings, its creditors as such or its property,

                  (b) any proceeding for the liquidation, dissolution or other winding-up of Holdings or any Joint Issuer, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

                  (c) any assignment by Holdings or any Joint Issuer for the benefit of creditors, or

                  (d) any other marshaling of the assets of Holdings or any Joint Issuer,

all Senior Loans shall first be paid in full in cash before payment or distribution, whether in cash, securities or other property, shall be made to any holder of any Note on account of any Note. Any payment or distribution, whether in cash, securities or other property (other than securities of Holdings or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section 10 with respect to any Note, to the payment of all Senior Loans at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Notes shall be paid or delivered directly to the holders of Senior Loans until all Senior Loans shall have been paid in full in cash.

                  10.5. Payments and Distributions Received. If any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of Holdings or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section 10 with respect to any Note, to the payment of all Senior Loans at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by any holder of any Note in contravention of any of the terms hereof and before all the Senior Loans shall have been paid in full in cash and the commitments with respect thereto have been terminated, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Loans at the time outstanding for application to the payment of all Senior Loans remaining unpaid, to the extent necessary to pay all such Senior Loans in full in cash.

                  10.6. No Prejudice or Impairment. No present or future holder of any Senior Loans shall be prejudiced in its right to enforce subordination of the Notes by any act or failure to act on the part of Holdings, any Joint Issuer or the holders of the Notes. Without in any way limiting the generality of the preceding sentence, the holders of Senior Loans may, at any time and from time to time, without the consent of or notice to the holders of the Notes, without incurring responsibility to the holders of the Notes and without impairing or releasing the subordination provided in this Section 10 or the obligations of the holders of the Notes to the holders of Senior Loans, do any one or more of the following: (a) change the manner, place or terms of payment of, or renew or alter any Senior Loans, or otherwise amend or supplement in any manner, any Senior Loans or any instrument evidencing the same or any agreement under which Senior Loans is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing any Senior Loans; (c) release any Person liable in any manner for the collection or payment of any Senior Loans; and (d) exercise or refrain from exercising any rights against any obligor. Holdings shall notify the holders of the Notes of any of the events described in the preceding sentence, but any failure so to notify such holders shall not affect or impair the rights of the holders of Senior Loans hereunder. Nothing contained herein shall impair, as between Holdings and the holder of any Notes, the obligation of Holdings to pay to the holder thereof the principal thereof and interest thereon as and when the same shall become due and payable in accordance with the terms thereof and of this Agreement, or prevent the holder of any Note from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a Default or Event of Default hereunder, all subject to the terms of this Section 10 and the rights of the holders of the Senior Loans to receive cash, securities or other property otherwise payable or deliverable to the holders of the Notes.

                  10.7. Payment of Senior Loans, Subrogation, etc. Upon the payment in full of all Senior Loans in cash and termination of the commitments with respect thereto, the holders of the Notes shall be subrogated to all rights of any holders of Senior Loans to receive any further payments or distributions applicable to the Senior Loans until the Notes shall have been paid in full, but only to the extent that any payment or distribution otherwise payable with respect to the Notes has been applied to the Senior Loans, and, for the purposes of such subrogation, no payment or distribution received by the holders of Senior Loans of cash, securities, or other property to which the holders of the Notes would have been entitled except for this Section 10 shall, as between Holdings and its creditors other than the holders of Senior Loans, on the one hand, and the holders of the Notes, on the other, be deemed to be a payment or distribution by Holdings or any Joint Issuer on account of Senior Loans.

                  10.8. Filing of Claims. The holders of the Notes hereby irrevocably authorize and empower the holders of the Senior Loans to file a claim or proof of claim in any proceeding under the Bankruptcy Code for any portion of the Notes if the holder or holders thereof shall have failed to file a claim or proof of claim with respect thereto at least 10 days prior to the date established by rule of law or order of court for such filing. Except as expressly stated in this Section 10.8, the holders of the Notes retain their rights to vote their claims to accept or reject any plan of partial or complete liquidation, reorganization, arrangement or composition.

                  10.9. Reliance; Binding on Subsequent Holders. Holdings and each Joint Issuer agree, and each present and future holder of a Note, by its acceptance of such Note, agrees to be bound by the subordination provisions of this Section 10, and agrees that such subordination provisions are inducement to the present and future holders of Senior Loans to continue to hold such Indebtedness and/or to make advances of credit to the Joint Issuers and/or Holdings.

                  11. Registration, Transfer and Substitution of Securities.

                  11.1. Note Register; Ownership of Notes. Holdings will keep at its principal office a register in which Holdings will provide for the registration of Notes and the registration of transfers of Notes and the Senior Loans. Holdings may treat the Person in whose name any Note is registered on such register as the owner thereof for the purpose of receiving payment of the principal of and interest on such Note and for all other purposes, whether or not such Note shall be overdue, and Holdings shall not be affected by any notice to the contrary. All references in this Agreement to a "holder" of any Note shall mean the Person in whose name such Note is at the time registered on such register.

                  11.2. Transfer and Exchange of Notes. Upon surrender of any Note for registration of transfer or for exchange to Holdings at its principal office, the Joint Issuers at their expense (except for transfer taxes) will execute and deliver in exchange therefor a new Note or Notes in denominations of at least $100,000 (except one Note may be issued in a lesser principal amount if the unpaid principal amount of the surrendered Note is not evenly divisible by, or is less than, $100,000), as may be requested by the holder or transferee, which aggregate the unpaid principal amount of such surrendered Note, registered as such holder or transferee may request, dated so that there will be no loss of interest on such surrendered Note and otherwise of like tenor.

                  11.3. Replacement of Notes. Upon receipt of evidence reasonably satisfactory to Holdings of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond in such reasonable amount as Holdings may determine (or, in the case of any Note held by any institutional holder or its nominee, of an unsecured indemnity agreement from such institutional holder reasonably satisfactory to Holdings), or, in the case of any such mutilation, upon the surrender of such Note for cancellation, at the principal office of Holdings, the Joint Issuers, at their expense, will execute and deliver, in lieu thereof, a new Note in the unpaid principal amount of such lost, stolen, destroyed or mutilated Note, dated so that there will be no loss of interest on such Note and otherwise of like tenor. Any Note in lieu of which any such new Note has been so executed and delivered by the Joint Issuers shall not be deemed to be an outstanding Note for any purpose of this Agreement.

                  11.4. Notes Held Holdings, etc., Deemed Not Outstanding. For the purposes of determining whether the holders of the Notes of the requisite principal amount at the time outstanding have taken any action authorized by this Agreement with respect to the giving of consents or approvals or with respect to acceleration upon an Event of Default, any Notes directly or indirectly owned by Holdings or any of its Subsidiaries or Affiliates shall be disregarded and deemed not to be outstanding.

                  12. Payments on Notes. All payments by the Joint Issuers of principal, interest and fees becoming due on or with respect to the Notes shall be made in same day funds and delivered to the Note Purchasers by wire transfer to such account as each Note Purchaser may from time to time designate.

The Joint Issuers shall receive credit for such funds if received by 1:00 p.m. CST on such day. In the absence of timely notice and receipt, such funds shall be deemed to have been paid on the next Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

                  13. Events of Default; Acceleration. If any of the following conditions or events ("Events of Default") shall occur and be continuing:

                  (a) if the Joint Issuers or Holdings, as guarantor, shall default in the payment of any principal of any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; or

                  (b) if the Joint Issuers or Holdings, as guarantor, shall default in the payment of any interest on any Note (whether by issuance of a Note or payment in cash as required by the terms hereof) for more than 5 days after the same becomes due and payable; or

                  (c) if Holdings or any Joint Issuer shall default in the performance of or compliance with any other material term contained in this Agreement or any other Note Purchase Document and such default shall continue unremedied for 30 days after such failure shall first have become known to any officer of Holdings or written notice thereof shall have been received by Holdings from any holder of any Note; or

                  (d) if any representation or warranty made in writing by or on behalf of Holdings or any Joint Issuer in this Agreement, any other Note Purchase Document, or in any instrument furnished in compliance with or in reference to this Agreement shall prove to have been false or incorrect in any material respect on the date as of which made; or

                  (e) if any event shall occur or condition shall exist in respect of any Indebtedness of Holdings or any Joint Issuer in excess of $1,000,000 or under any evidence of any such Indebtedness or of any mortgage, indenture or other agreement relating thereto, the effect of which event or condition is to cause the acceleration of such Indebtedness before its stated maturity or before its regularly scheduled dates of payment; or

                  (f) (1) An order for relief is entered with respect to Holdings or any Joint Issuer or any such Person commences a voluntary case under the Bankruptcy Code, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or (2) Holdings or any Joint Issuer makes any assignment for the benefit of creditors; or (3) the Board of Directors of Holdings or any Joint Issuer adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this subsection 13(f); or

                  (g) (1) A court enters a decree or order for relief with respect to Holdings or any Joint Issuer in an involuntary case under the Bankruptcy Code, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law within sixty (60) days after the entry thereof; or (2) the continuance of any of the following events for sixty (60) days or more unless dismissed, bonded or discharged: (a) an involuntary case is commenced against Holdings or any Joint Issuer under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (b) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Holdings or any Joint Issuer or over all or a substantial part of its property, is entered; or (c) an interim receiver, trustee or other custodian is appointed without the consent of Holdings or any Joint Issuer, as applicable, for all or a substantial part of the property of such Person; or

                  (h) A final judgment or judgments in any individual case or in the aggregate at any time, in excess of $500,000 (in either case not adequately covered by insurance as to which the insurance company has acknowledged coverage) is entered or filed against Holdings or any Joint Issuer or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of thirty
         (30) days or more; or

                  (i) (1) Holdings or any Joint Issuer fails to make full payment when due of all amounts which, under the provisions of any employee benefit plans or any applicable provisions of the Internal Revenue Code as amended from time to time ("IRC"), such Person is required to pay as contributions thereto and such failure results in the imposition of a lien on the assets of Holdings or any Joint Issuer; or (2) an accumulated funding deficiency in excess of $1,000,000 occurs or exists, whether or not waived, with respect to any Holdings' or any Joint Issuer's employee benefit plans; or (3) any such employee benefit plans lose their status as a qualified plan under the IRC which results in the imposition of a material lien on the assets of Holdings or any Joint Issuer; or

                  (j) Any of the Note Purchase Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or Holdings or any Joint Issuer denies that it has any further liability under any Note Purchase Document to which it is party, or gives notice to such effect; or

                  (k) A Change of Control as defined under the Credit Agreement (as in effect on the date hereof) shall occur and be continuing: (1) upon the occurrence of any Event of Default described in subdivision
         (f) or (g) of this Section 13, the unpaid principal amount of and accrued interest on the Notes shall automatically become due and payable immediately; or (2) upon the occurrence of any other Event of Default, any holder or holders of 25% or more in principal amount of the Notes at the time outstanding may at any time (unless all Events of Default shall theretofore have been remedied) at its or their option, by written notice or notices to Holdings as agent for the Joint Issuers, declare all the Notes to be due and payable, whereupon the same shall forthwith mature and become due and payable immediately if no Senior Loans are then outstanding.

                  14. Remedies on Default. Subject to the terms of Section 10 hereof: In case any one or more Events of Default shall occur and be continuing, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in such Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise (it being agreed, however, that no holder of a Note shall commence or continue any such proceeding in the case of any Event of Default which shall have been waived in accordance with Section
18). In the case of a default in the payment of any principal of or any interest on any Note, Joint Issuers will, jointly and severally, pay to the holder thereof such further amount as shall be sufficient to cover the costs and expenses (including, without limitation, reasonable attorneys' fees, expenses and disbursements) incurred in connection with any such proceeding or collection. No course of dealing and no delay on the part of any holder of any
Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

                  15. Definitions.

                  15.1. Certain Defined Terms. As used in this

Agreement, the following terms have the following respective meanings:

                  Affiliate: With respect to any Person, (i) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of any class of the Stock or other equity interests of such Person or possesses, directly or indirectly, the power to direct or cause the direction of the management of such Person, whether through ownership of Stock or other equity interests, by contract or otherwise, (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (iii) each of such Person's employees, officers, directors, joint venturers and partners. For the purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

                  Allocation Agreement: That certain Agreement Regarding Issue Price of even date herewith between each initial Note Purchaser and Holdings, pursuant to which the purchase price paid for the Notes and the Warrant shall be allocated for purposes of calculating original issue discount.

                  Bankruptcy Code: Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect and all rules and regulations promulgated thereunder.

                  Business Day: Any day except a Saturday, a Sunday or other day on which commercial banks in the State of New York or the State of Illinois are required or authorized by law to be closed.

                  Capital Expenditures: Shall mean, with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of indebtedness) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

                  Capital Lease: Shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

                  Closing: As defined in Section 3.

                  Closing Date: As defined in Section 3.

                  Collateral: Any property covered by the Security Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of any Note Purchaser to secure any of the obligations with respect to the Note Purchase Documents.

                  Credit Agreement: That certain Credit Agreement of even date herewith among the Joint Issuers, General Electric Capital Corporation in its capacity as Agent and Lender, and the Lenders that are from time to time parties thereto, as the same may be amended, modified, extended, renewed or otherwise supplemented from time to time and any credit agreement evidencing the successive refunding, refinancing or replacement thereof.

                  Default: A condition or event which, with notice or lapse of time or both, would become an Event of Default.

                  Event of Default: The meaning specified in Section 13.

                  Excess Cash Flow: Shall mean, without duplication, with respect to any Fiscal Year of the Joint Issuers and their Subsidiaries, consolidated net income plus (a) depreciation, amortization and Interest Expense to the extent deducted in determining consolidated net income, minus (c) Capital Expenditures during such Fiscal Year (excluding the portion thereof financed from sources other than the Credit Agreement), minus (d) Interest Expense paid or accrued (excluding any original issue discount, interest paid in kind or amortized debt discount, to the extent included in determining Interest Expense) and scheduled principal payments paid or payable in respect of Funded Debt, plus or minus (as the case may be), (e) extraordinary gains or losses which are cash items not included in the calculation of net income, minus (f) mandatory prepayments paid in cash pursuant to Section 1.3 of the Credit Agreement other than mandatory prepayments made pursuant to Sections 1.3(b)(i), 1.3(b)(iv) or 1.3(d) therein, plus (g) taxes deducted in determining consolidated net income to the extent not paid for in cash.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, or any successor federal statute.

                  Fiscal Year: Shall mean any of the annual accounting periods of the Joint Issuers ending on the Saturday closest to December 31st of each year.

                  Funded Debt: Shall mean, with respect to any Person, all indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness and which by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person's option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including Capital Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor.

                  Holdings: Home Products International, Inc., a Delaware corporation.

                  Holdings Guaranty: A guaranty by Holdings of payment of the Notes.

                  Indebtedness: As applied to any Person, means: (a) all indebtedness for borrowed money; (b) that portion of obligations with respect to capital leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money;
(d) any obligation owed for all or any part of the deferred purchase price of property or services if the purchase price is due more than six (6) months from the date the obligation is incurred or is evidenced by a note or similar written instrument; and (e) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person.

                  Indemnified Party: As defined in Section 19.

                  Interest Expense: Shall mean, with respect to any Person for any fiscal period, interest expense (whether cash or non-cash) of such Person determined in accordance with generally accepted accounting principles for the relevant period ended on such date, including, in any event, interest expense with respect to any Funded Debt of such Person.

                  Interest Payment Date: In each year, February 20 (with respect to the Fiscal Quarter ending December 31 of the preceding Fiscal Year), May 20 (with respect to the Fiscal Quarter ending March 31), August 20 (with respect to the Fiscal Quarter ending June 30), and November 20 (with respect to the Fiscal Quarter ending September 30), commencing with the Interest Payment Date of May 20, 1997.

                  Investment: As to any Person, any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

                  Lien: As to any Person, any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary, (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

                  Majority Holders: Note Purchasers holding a majority in principal amount of the Notes outstanding hereunder.

                  Material Adverse Effect: A material adverse effect on (i) the business, properties, assets, operations, prospects or financial or other condition of Holdings and its Subsidiaries considered as a whole, (ii) Holdings' and its Subsidiaries' ability to perform their respective obligations under any Note Purchase Document, (iii) the Collateral or the Note Purchasers' Liens on the Collateral or the priority of any such Lien, or (iv) the Note Purchasers' rights and remedies under this Agreement or any other Note Purchase Document. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

                  Note Purchase Documents: This Agreement, the Notes, the Security Documents, the Warrant, the Allocation Agreement, the Holdings Guaranty, and all other instruments, documents and agreements executed by or on behalf of Holdings or any Joint Issuer and delivered concurrently herewith or at any time hereafter to any Note Purchaser in connection with the Notes and other transactions contemplated by this Agreement, including without limitation all such documents executed and delivered after the Closing Date in connection with Liens granted to the Note Purchasers, all as amended, supplemented or modified from time to time.

                  Note Purchasers: General Electric Capital Corporation, each other purchaser of Notes on the Closing Date and the successors and assigns of each such Person.

                  Officer's Certificate: A certificate executed on behalf of Holdings by its Chief Executive Officer or Chief Financial Officer.

                  Person: Natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental person, the successor functional equivalent of such Person).

                  Pro Forma: The unaudited consolidated balance sheets of each of Holdings and its Subsidiaries prepared in accordance with GAAP as of the Closing Date after giving effect to the Related Transactions. The Pro Forma is annexed hereto as Schedule 15.1(A).

                  Projections: Holdings' forecasted consolidated: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all prepared on a consistent basis with Holdings' historical financial statements, together with appropriate supporting details and a statement of underlying assumptions. The Projections represent and will represent as of the date thereof the good faith estimate of Holdings and its senior management concerning the most probable course of its business.

                  Related Transactions: The execution and delivery of each of the Note Purchase Documents required to be executed and delivered on the Closing Date, the issuance and sale of the initial Notes on the Closing Date, and each of the "Related Transactions" as defined in the Credit Agreement.

                  Related Transactions Documents: The Note Purchase Documents, the Credit Agreement and all other agreements, instruments and documents executed or delivered in connection with the Related Transactions.

                  Restricted Payment: Shall mean (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of a Person's stock,
(b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of a Person's stock or any other payment or distribution made in respect thereof, either directly or indirectly, (c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any subordinated debt; (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire stock of such Person now or hereafter outstanding; (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of such Person's stock or of claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (f) any payment, loan, contribution, or other transfer of funds or other property to any stockholder of such Person; and (g) any payment of management fees (or other fees of a similar nature) by such Person to any stockholder of such Person or their affiliates.

                  Securities Act: The Securities Act of 1933, as amended or any successor federal statute.

                  Security Agreement: That certain Subordinated Note Security Agreement of even date herewith executed by the Joint Issuers in favor of the Note Purchasers, in form and substance satisfactory to the Majority Holders.

                  Security Documents: The Security Agreement and all instruments, documents, financing statements and agreements executed by or on behalf of any Joint Issuers to provide collateral security with respect to the Notes including, without limitation, any security agreement or pledge agreement, second mortgages on each parcel of real estate owned by each Joint Issuer, and all instruments, documents and agreements executed pursuant to the terms of the foregoing.

                  Senior Lenders: Any lender which may from time to time provide financing to any of the Joint Issuers pursuant to the Credit Agreement.

                  Senior Loans: As defined in Section 10.2.

                  Subsidiary: With respect to any Person, any corporation, partnership, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  Warrant: The Warrant Agreements dated as of the Closing Date issued by Holdings to the initial Note Purchasers.

                  15.2. Accounting and other Terms. For the purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meaning assigned to them in accordance with GAAP. To the extent not otherwise defined herein, all defined terms herein shall have the meanings ascribed thereto in Schedule A to the Credit Agreement as in effect on the date hereof.

                  16. Submission to Jurisdiction; Waiver. Holdings and each Joint Issuer hereby irrevocably (a) agree that any legal or equitable action, suit or proceeding arising out of or relating to this Agreement or any transaction contemplated hereby or the subject matter of any of the foregoing may be instituted in any state or federal court in the City of Chicago, Illinois, (b) waive any objection which they may now or hereafter have to the venue of any action, suit or proceeding, and (c) irrevocably submit themselves to the nonexclusive jurisdiction of any state or federal court of competent jurisdiction in Chicago, Illinois, for purposes of any such action, suit or proceeding. Holdings and each Joint Issuer waive personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 20, and service so made shall be deemed completed on the third business day after mailing. Nothing contained in this Section 16 shall be deemed to affect the rights of any Note Purchaser to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Holdings and/or any Joint Issuer in any jurisdiction. Each of the parties hereto irrevocably waives any right it may have to a trial by jury in respect of any claim based upon, or arising out of the terms and conditions of, this Agreement.

                  17. Survival of Representations and Warranties. All representations and warranties contained in this Agreement or made in writing by or on behalf of Holdings or any Joint Issuer in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement, any investigation at any time made by any Note Purchaser or on its behalf, the purchase of the initial Note by any Note Purchaser under this Agreement and any disposition of the same and the payment of the Notes.

                  18. Amendments and Waivers. Any term of this Agreement or of the Notes may be amended and the observance of any term of this Agreement or of the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Holdings and the Majority Holders, provided that, without the prior written consent of the holders of all the Notes at the time outstanding, no such amendment or waiver shall (a) change the maturity or the principal amount of, or reduce the rate or change the time of payment of interest on, or decrease the amount or the time of payment of any principal payable on any payment or prepayment of, any Note, (b) reduce the aforesaid percentages of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, (c) decrease the percentage of the principal amount of the Notes the holders of which may declare the Notes to be due and payable as provided in Section 13, or
(e) otherwise change or waive any of the terms of Section 10 or this Section 18. Any amendment or waiver effected in accordance with this Section 18 shall be binding upon each holder of any Note issued and outstanding pursuant to this Agreement, each future holder of any Note and Holdings and the Joint Issuers.

                  19. Indemnification. Holdings and the Joint Issuers, jointly and severally, will indemnify and hold harmless each Note Purchaser and each person who controls a Note Purchaser within the meaning of the Securities Act or the Exchange Act and each Affiliate of a Note Purchaser and each Note Purchaser's respective directors, officers, employees and agents (any and all of whom are referred to as the "Indemnified Party") from and against any and all losses, claims, damages and liabilities, whether joint or several (including all legal fees or other expenses reasonably incurred by any Indemnified Party in connection with the preparation for or defense of any pending or threatened third party claim, action or proceeding, whether or not resulting in any liability), to which such Indemnified Party may become subject (whether or not such Indemnified Party is a party thereto) under any applicable federal or state law or otherwise, caused by or arising out of, or allegedly caused by or arising out of this Agreement and the other Related Transactions Documents or any transaction contemplated hereby or thereby; provided that Holdings and the Joint Issuers shall not be liable for any indemnification to any Indemnified Party to the extent that any such losses, claims, damages or liabilities are the result of any representation made by such Indemnified Party in Section 6 or result from such Indemnified Party's gross negligence or willful misconduct. To the extent that Holdings or any Joint Issuer is strictly liable under any environmental laws, Holdings' or the applicable Joint Issuer's obligations to indemnify under this Section 19 shall likewise be without regard to fault on the part of Holdings or the applicable Joint Issuer and with respect to the violation of law which results in liability to Holdings and/or the applicable Joint Issuer. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 19 may be unenforceable because it is violative of any law or public policy, Holdings and/or the applicable Joint Issuer shall contribute the maximum portion that it is permitted to pay an satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnified Parties or any of them. Notwithstanding any other provision of this Agreement to the contrary, the provisions of and undertakings and indemnifications set forth in this Section 19 shall survive the satisfaction and payment of the Notes and the termination of this Agreement. All of the foregoing indemnification liabilities shall be secured by the Collateral. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY HERETO, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A

RESULT OF CREDIT HAVING BEEN EXTENDED OR TERMINATED UNDER THIS AGREEMENT AND THE OTHER NOTE PURCHASE DOCUMENTS.

                  Promptly after receipt by an Indemnified Party of notice of any claim, action or proceeding with respect to which an Indemnified Party is entitled to indemnity hereunder, such Indemnified Party will notify Holdings of such claim or the commencement of such action or proceeding, provided that the failure of an Indemnified Party to give notice as provided herein shall not relieve Holdings of its obligations under this Section 19 with respect to such Indemnified Party, except to the extent that Holdings is actually prejudiced by such failure. Holdings and the Joint Issuers will assume the defense of such claim, action or proceeding and will employ counsel satisfactory to the Indemnified Party and will pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, the Indemnified Party will be entitled, at the expense of Holdings and the Joint Issuers, to employ counsel separate from counsel for Holdings and the Joint Issuers and for any other party in such action if the Indemnified Party reasonably determines that a conflict of interest or other reasonable basis exists which makes representation by counsel chosen by Holdings and the Joint Issuers not advisable, but Holdings and the Joint Issuers will not be obligated to pay the fees and expenses of more than one counsel for all Indemnified Parties.

                  20. Notices, etc. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, or by overnight courier, or sent by telex or telecopy, addressed, (a) if to the initial Note Purchasers, at the addresses set forth on signature page hereof or at such other address as the initial Note Purchasers shall have furnished to Holdings in writing, or (b) if to any other holder of any Note, at such address as such other holder shall have furnished to Holdings in writing, or, until any such other holder so furnishes to Holdings an address, then to and at the address of the last holder of such Note who has furnished an address to Holdings, or (c) if to Holdings or any Joint Issuer, to Selfix, Inc., 4501 West 47th Street, Chicago, Illinois 60632, Attention: Chief Executive Officer, telecopy no. (773) 890-0523 with a copy to, Much, Shelist, Freed, Denenberg, Ament, Bell & Rubenstein PC, 200 N. LaSalle St., Suite 2100, Chicago, IL 60601, Attention: Jeffrey C. Rubenstein, telecopy (312) 621-1750 or at such other address, or to the attention of such other officer, as Holdings shall have furnished to each Note Purchaser. All such notices and communications shall be deemed to have been given or made (i) when delivered, if by hand, (ii) one Business Day after submission to a reputable courier for overnight delivery,
(iii) on the fifth Business Day after being mailed by registered or certified mail, or (iv) if telecopied, when telecopy receipt is confirmed.

                  21. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders at the time of the Notes sold hereunder or any part thereof. This Agreement and the Note Purchase Documents embody the entire agreement and understanding between the Note Purchaser and Holdings and the Joint Issuers and supersede all prior agreements and understandings relating to the subject matter hereof. THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF ILLINOIS. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. All payment obligations of Holdings and the Joint Issuers hereunder or under the Notes shall be joint and several.


                            [signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Note Purchase Agreement on the date first above written.


                                    HOLDINGS:

                                    HOME PRODUCTS INTERNATIONAL, INC.

                                    By:________________________

                                       Title:_____________________


                                    JOINT ISSUERS:

                                    SELFIX, INC.

                                    By:________________________

                                       Title:_____________________


                                    TAMOR CORPORATION

                                    By:________________________

                                       Title:_____________________

                                    SHUTTERS, INC.

                                    By:________________________

                                       Title:_____________________

                                   THE INITIAL NOTE PURCHASER:

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION
Amount: $7,000,000

                                   By:__________________________________________


                                   Name:________________________________________


                                   Its:     Authorized Signatory

                                   Address: 105 West Madison Street - Suite 1600
                                            Chicago, Illinois 60602
                                            Attention: Selfix Account Manager

                                   EXHIBIT 1.1
                                       TO
                             NOTE PURCHASE AGREEMENT

                                     FORM OF
                          FIXED RATE SUBORDINATED NOTE


                                                    $7,000,000 February 27, 1997


                  FOR VALUE RECEIVED, the undersigned, SELFIX, INC. a Delaware corporation; TAMOR CORPORATION, a Massachusetts corporation; and SHUTTERS, INC., an Illinois corporation (individually a "Joint Issuer" and, collectively, the "Joint Issuers"), hereby unconditionally PROMISE TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), in its individual capacity, at 105 W. Madison St., Suite 1600, Chicago, IL 60602, or at such other place as the holder of this Fixed Rate Subordinated Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Seven Million Dollars ($7,000,000), together with interest on the unpaid principal amount of this Fixed Rate Subordinated Note outstanding from time to time from the date hereof, at the rate provided in the Note Purchase Agreement (as hereinafter defined). The Joint Issuers agree that they will be jointly and severally liable for the payment of all amounts due hereunder.

                  This Fixed Rate Subordinated Note is issued pursuant to that certain Note Purchase Agreement dated as of February 27, 1997 by and among the Joint Issuers, Home Products International, Inc., a Delaware corporation, and GE Capital (as the same from time to time may be amended, restated, supplemented or otherwise modified, the "Note Purchase Agreement"), and is entitled to the benefit and security of the Note Purchase Documents provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the indebtedness evidenced hereby is made and is to be repaid and for a statement of GE Capital's remedies upon the occurrence and during the continuance of an Event of Default. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Note Purchase Agreement.

                  The principal amount of the indebtedness evidenced hereby shall be payable in one installment on February 27, 2005, if not sooner paid in full, and is subject to certain prepayments as set forth in the Note Purchase Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, as are specified in the Note Purchase Agreement.

                  If any payment on this Fixed Rate Subordinated Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the rate applicable for the prior month during such extension.

                  Upon and after the occurrence of an Event of Default, this Fixed Rate Subordinated Note may, as provided in the Note Purchase Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Joint Issuers to the fullest extent permitted by law.

                  All payments under this Fixed Rate Subordinated Note shall be paid in the State of Illinois, and this Fixed Rate Subordinated Note shall be interpreted, governed by, and construed in accordance with, the laws of the State of Illinois applicable to promissory notes made and payable in such State.


                                  SELFIX, INC.

                                  By:___________________________

                                     Name:______________________

                                     Title:_____________________


                                  TAMOR CORPORATION

                                  By:___________________________

                                     Name:______________________

                                     Title:_____________________


                                  SHUTTERS, INC.

                                  By:___________________________

                                     Name:______________________

                                     Title:_____________________

                             NOTE PURCHASE AGREEMENT

                                   EXHIBIT 7.1

     I, the undersigned, being the Chief Executive Officer/Chief Financial Officer of Household Products International, Inc., a Delaware corporation ("Holdings"), hereby certifies that the financial statements attached hereto present fairly in accordance with GAAP the financial position, results of operations and statement of cash flows of Holdings and its Subsidiaries on a consolidated and consolidating basis, as at the end of such year and for the period then ended, and that no Default or Event of Default has occurred and is continuing as of the date hereof or, if a Default or Event of Default shall have occurred and be continuing describing the same and all efforts undertaken to cure the same.



Dated:________                                 Home Products International, Inc.

                                            By:_________________________________

                                            Title:______________________________

                                                                  EXECUTION COPY


                      SUBORDINATED NOTE SECURITY AGREEMENT

                  SUBORDINATED NOTE SECURITY AGREEMENT, dated February 27, 1997 (as it may be amended, supplemented or otherwise modified from time to time, this "Security Agreement"), made by SELFIX, INC., a Delaware corporation (individually, "Selfix"), TAMOR CORPORATION, a Massachusetts corporation (individually, "Tamor"), and SHUTTERS, INC., an Illinois corporation (individually, "Shutters") (Selfix, Tamor and Shutters collectively, "Grantors"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as agent for holders of the Subordinated Notes (the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to that certain Note Purchase Agreement, dated as of even date hereof, by and between Grantors and GE Capital, as Agent for holders of the Subordinated Notes (as the same may from time to time be amended, modified or supplemented, the "Note Purchase Agreement"), GE Capital has agreed to purchase from Grantors fixed rate subordinated equity bridge notes (the "Subordinated Notes") in the principal amount of $7,000,000;

                  WHEREAS, Grantors have agreed to grant to the holders of the Subordinated Notes a Lien and security interest in, to and under substantially all of their assets to secure payment of any and all obligations owing by Grantors to the holders of the Subordinated Notes under the Note Purchase Agreement; and

                  WHEREAS, GE Capital is willing to purchase the Subordinated Notes but only upon the condition, among others, that Grantors shall have executed and delivered to GE Capital this Security Agreement.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Note Purchase Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

                  "Account Debtor" shall mean any "account debtor," as such term is defined in the Code.

                  "Accounts" shall mean any "account," as such term is defined in the Code, now owned or hereafter acquired by any Grantor and, in any event, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to any Grantor whether arising out of goods sold or services rendered by any Grantor or from any other transaction, (including any such obligations which may be characterized as an account or contract right under the Code), (b) and all of each Grantor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, (c) all of each Grantor's rights to any goods represented by any of the foregoing (including unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all monies due or to become due to any Grantor, under all purchase orders and contracts for the sale of goods or the performance of services or both by such Grantor or in connection with any other transaction (whether or not yet earned by performance on the part of such Grantor), now or hereafter in existence, including the right to receive the proceeds of said purchase orders and contracts, and (e) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

                  "Chattel Paper" shall mean any "chattel paper," as such term is defined in the Code, now owned or hereafter acquired by any Grantor.

                  "Code" shall mean the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of Illinois provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Agent's or any Note Purchaser's security interest in any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Illinois, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  "Collateral" shall have the meaning assigned to such term in
Section 2 of this Security Agreement.

                  "Contracts" shall mean all "contracts" as such term is defined in the Code, now or hereafter acquired by any Grantor, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Grantor may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

                  "Documents" shall mean any "documents," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located.

                  "Equipment" shall mean all "equipment," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located and, in any event, including all of such Grantor's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment

(other than software constituting part of the Accounts), and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, all whether now owned or hereafter acquired, and wherever situated, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

                  "Fixtures" shall mean any "fixtures," as such term is defined in the Code, now owned or hereafter acquired by any Grantor.

                  "General Intangibles" shall mean any "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, and, in any event, including all right, title and interest which such Grantor may now or hereafter have in or under any Contract, all customer lists, Licenses, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Grantor or any computer bureau or service company from time to time acting for such Grantor.

                  "hereby," "herein," "hereof," "hereunder" and words of similar import refer to this Security Agreement as a whole (including, without limitation, any schedules hereto) and not merely to the specific section, paragraph or clause in which the respective word appears.

                  "Instruments" shall mean any "instrument," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all notes and other, without limitation, evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                  "Intellectual Property Collateral" shall mean any and all Licenses, Patents,

Trademarks and trade secrets and customer lists as to which Agent has been granted a security interest hereunder.

                  "Inventory" shall mean all "inventory," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, and, in any event, including inventory, merchandise, goods and other personal property which are held by or on behalf of any Grantor for sale or lease or are furnished or are to be furnished under a contract of service, or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Grantor's business, or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

                  "Investment Property" shall have the meaning ascribed thereto in Section 9-115 of the Code in those jurisdictions in which such definition has been adopted and shall include (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Grantor, including the rights of any Grantor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts held by any Grantor; (iv) all commodity contracts held by any Grantor; and (v) all commodity accounts held by any Grantor.

                  "License" shall mean any Patent License, Trademark License or other license as to which Agent has been granted a security interest hereunder.

                  "Patent License" shall mean rights under any written agreement now owned or hereafter acquired by any Grantor granting any right with respect to any invention on which a Patent is in existence.

                  "Patents" shall mean all of the following now or hereafter acquired by any Grantor: (i) all patents and patent applications, (ii) all inventions and improvements described and claimed therein, (iii) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iv) all income, royalties, damages and payments now and hereafter due and/or payable to any Grantor with respect thereto, including, without limitation, damages and payments for past, present or future infringements or misappropriation thereof, (v) all rights to sue for past, present and future infringements or misappropriation thereof, and (vi) all other rights corresponding thereto throughout the world.

                  "Proceeds" shall mean "proceeds," as such term is defined in the Code and, in any event, shall include (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any claim of any Grantor against third parties (A) for past, present or future infringement of any Patent or Patent License or (B) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License, (iv) any recoveries by any Grantor against third parties with respect to any litigation or dispute concerning any of the Collateral, and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, upon disposition or otherwise.

                  "Secured Obligations" shall mean the obligations of each Grantor to Agent pursuant to the Note Purchase Agreement and the Subordinated Notes, including, without limitation, principal, interest, fees and expenses.

                  "Security Agreement" shall mean this Security Agreement, as the same may from time to time be amended, modified or supplemented and shall refer to this Security Agreement as in effect on the date such reference becomes operative.

                  "Trademark License" shall mean rights under any written agreement now owned or hereafter acquired by any Grantor granting any right to use any Trademark.

                  "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (i) all trademarks (including service marks and trade names, whether registered or at common law), registrations and applications therefor, and the entire product lines and goodwill of any Grantor's business connected therewith and symbolized thereby, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past, present or future infringements or misappropriations thereof, (iv) all rights to sue for past, present and future infringements or misappropriations thereof, and (v) all other rights corresponding thereto throughout the world.

                  2.       Grant of Security Interest.

                  (a) As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations, each Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent on behalf of the holders of the Subordinated Notes, and hereby grants to Agent on behalf of the holders of the Subordinated Notes, a second Lien on all of such Grantor's right, title and interest in, to and under the following (all of which being hereinafter collectively called the, "Collateral"):

                           (i)       all Accounts;

                           (ii)     all Chattel Paper;

                           (iii)    all Contracts;

                           (iv)     all Documents;

                           (v)      all Equipment;

                           (vi)     all Fixtures;

                           (vii)    all General Intangibles;

                           (viii)   all goods;

                           (ix)     all Instruments;

                           (x)      all Inventory;

                           (xi)     all Investment Property;

                           (xii) all Grantor's Accounts, concentration Accounts, disbursement Accounts and all other deposit and other bank accounts and all deposits therein;

                           (xiii) all money, cash or cash equivalents of any Grantor; and

                           (xiv) to the extent not otherwise included, all Proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

              (b) In addition, as collateral security for the prompt and complete payment when due of the Secured Obligations and in order to induce Agent as aforesaid, Agent is hereby granted a second Lien on all property of any Grantor held by Agent, including, without limitation, all property of every description (including any real property subject to any mortgage), now or hereafter in the possession
         or custody of or in transit to Agent for any   purpose, including
         safekeeping, collection or pledge, for the account of any Grantor, or as to which any Grantor may have any right or power.

                  3.   Rights of Agent; Limitations on Agent's Obligations.

              (a) It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and each Grantor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such

         Contract or License. Agent shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to Agent of a security interest therein or the receipt by Agent of any payment relating to any Contract or License pursuant hereto, nor shall Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any
         performance by any party       under any Contract or License, or to
         present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) Agent authorizes each Grantor to collect its Accounts provided that such collection is performed in a prudent and businesslike manner, and Agent may, upon the occurrence and during the continuation of any Event of Default and without notice, limit or terminate said authority at any time. If required by Agent after payment in full of the Senior Loans and at any time during the continuation of any Event of Default, any Proceeds, when first collected by any Grantor, received in payment of any such Account or in payment for any of its Inventory or on account of any of its Contracts, shall be promptly deposited by such Grantor in precisely the form received (with all necessary endorsements) in a special bank account maintained by Agent subject to withdrawal by Agent only, as hereinafter provided, and until so turned over shall be deemed to be held in trust by such Grantor for and as Agent's property and shall not be commingled with such Grantor's other funds or properties. Such Proceeds, when deposited, shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. Agent shall apply all or a part of the funds on deposit in said special account to the principal of or interest on or both in respect of any of the Secured Obligations in accordance with the provisions of Section 7(d) hereof and any part of such funds which Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by Agent to such Grantor. If an Event of Default has occurred and is continuing and after payment in full of the Senior Loans and, at the request of Agent, each Grantor shall deliver to Agent all original and other documents evidencing, and relating to, the sale and delivery of such Inventory or the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts; and, prior to the occurrence of an Event of Default, Grantor shall deliver photocopies thereof to Agent at its request.

                  (c) Agent may at any time after payment in full of the Senior Loans and upon the occurrence and during the continuation of any Event of Default (whether or not waived), after first notifying the Grantors of its intention to do so, notify Account Debtors of each Grantor, parties to the Contracts of each Grantor, obligors of Instruments of each Grantor and obligors in respect of Chattel Paper of each Grantor that the Accounts and the right, title and interest of each Grantor in and under such Contracts, such Instruments and such Chattel Paper have been assigned to Agent and that payments shall be made directly to Agent. Upon the request of Agent after payment in full of the Senior Loans, each Grantor will so notify such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper that payments shall be made directly to Agent. Upon the occurrence and during the continuation of an Event of Default (whether or not waived), after payment in full of the Senior Loans, Agent may in its own name or in the name of others communicate with such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper to verify with such Persons to Agent's satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

                  (d) Upon reasonable prior notice to any Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), Agent shall have the right, during normal business hours, to make test verifications of the Accounts and physical verifications of the Inventory in any manner and through any medium that it considers advisable, and all Grantors agree to furnish all such assistance and information as Agent may require in connection therewith. Upon the occurrence and continuation of an Event of Default, each Grantor at its expense will cause certified independent public accountants satisfactory to Agent to prepare and deliver to Agent at any time and from time to time promptly upon Agent's request, the following reports: (i) a reconciliation of all its Accounts, (ii) an aging of all its Accounts, (iii) trial balances, and (iv) a test verification of such Accounts as Agent may request. Each Grantor at its expense will cause certified independent public accountants satisfactory to Agent to prepare and deliver to Agent the results of the annual physical verification of its Inventory made or observed by such accountants.

                  4. Representations and Warranties. Each Grantor hereby represents and warrants that:

                  (a) Except for the security interest granted to Agent pursuant to this Security Agreement and other Liens permitted by the Note Purchase Agreement, each Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all Liens. No material amounts payable under or in connection with any of its Accounts or Contracts are evidenced by Instruments which have not been delivered to Agent.

                  (b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by any Grantor in favor of Agent pursuant to this Security Agreement or such as relate to other Liens permitted by the Note Purchase Agreement.

                  (c) Appropriate financing statements having been filed in the jurisdictions listed on Schedule I hereto, this Security Agreement is effective to create a valid and continuing lien on and perfected security interest in the Collateral with respect to which a security interest may be perfected by the filing of financing statements pursuant to the Code, or by filing in the United States Patent and Trademark Office, in favor of Agent, prior to all other Liens except Liens permitted by the Note Purchase Agreement, and is enforceable as such as against creditors of and purchasers from any Grantor (other than purchasers of Inventory in the ordinary course of business) and as against any purchaser of real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property. All action necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken.

                  (d) Each Grantor's principal place of business and the place where its records concerning the Collateral are kept and the location of its Inventory and Equipment are set forth on Schedule II hereto, and no Grantors will change such principal place of business or remove such records or change the location of its Inventory and Equipment unless it has taken such action as is necessary to cause the security interest of Agent in the Collateral to continue to be perfected. No Grantor will change its principal place of business or the place where its records concerning the Collateral are kept or change the locations of its Inventory and Equipment without giving thirty (30) days' prior written notice thereof to Agent.

                  (e) The amount represented by each Grantor to Agent from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts of such Grantor will at such time be the correct amount actually and unconditionally owing by such Account Debtors thereunder.

                  5. Covenants. Grantors covenant and agree with Agent that from and after the date of this Security Agreement and until the Secured Obligations are fully satisfied:

                  (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Agent, and at the sole expense of Grantors, Grantors will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Agent may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, using their best efforts to secure all consents and approvals necessary or appropriate for the assignment to Agent of any License or Contract held by any Grantor or in which any Grantor has any rights not heretofore assigned, the filing of any financing or continuation statements under the Code with respect to the Liens and security interests granted hereby, transferring Collateral to Agent's possession (if a security interest in such Collateral can be perfected by possession), and using its best efforts to obtain waivers of Liens from landlords and mortgagees. Grantors also hereby authorize Agent to file any such financing or continuation statement without the signature of any Grantor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, after the Senior Loans has been paid in full, such Instrument shall be immediately pledged to Agent hereunder, and shall be duly endorsed in a manner satisfactory to Agent and delivered to Agent.

                  (b) Maintenance of Records. Each Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Each Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. All Chattel Paper will be marked with the following legend:
         "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation." For Agent's further security, each Grantor agrees that Agent shall have a special property interest in all of each Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of any Event of Default, after the Senior Loans has been paid in full, each Grantor shall deliver and turn over any such books and records to Agent or to its representatives at any time on demand of Agent. Prior to the occurrence of an Event of Default and upon reasonable notice from Agent, each Grantor shall permit any representative of Agent to inspect such books and records and will provide photocopies thereof to Agent.

                  (c) Indemnification. In any suit, proceeding or action brought by Agent relating to any Account, Chattel Paper, Contract, General Intangible or Instrument for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible or Instrument, each Grantor will save, indemnify and keep Agent harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from any Grantor, and all such obligations of each Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against Agent.

                  (d) Payment of Obligations. Each Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), except that no such charge need be paid if (i) such nonpayment does not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein, and (ii) such charge is being contested in good faith, by proper proceedings, and adequate reserves therefor have been established by each Grantor in accordance with and to the extent required by GAAP.

                  (e) Compliance with Terms of Accounts, etc. In all material respects, each Grantor will perform and comply with all obligations in respect of Accounts, Chattel Paper, Contracts and Licenses and all other agreements to which it is a party or by which it are bound.

                  (f) Limitation on Liens on Collateral. Grantors will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Liens permitted by the Note Purchase Agreement, and will defend the right, title and interest of Agent in and to any of each Grantor's rights under the Chattel Paper, Contracts, Documents, General Intangibles and Instruments and to the Equipment and Inventory and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

                  (g) Limitations on Modifications of Accounts. Upon the occurrence and during the continuation of any Default or Event of Default, no Grantor will, without Agent's prior written consent, grant any extension of the time of payment of any of the Accounts, Chattel Paper or Instruments, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business of such Grantor.

                  (h) Maintenance of Insurance. Each Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring their Inventory and Equipment against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses and (ii) insuring each Grantor and Agent against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such amounts and against at least such risks, as are usually insured against, in the same general area by companies engaged in the same or a similar business, naming Agent as an additional insured with losses payable to each Grantor and Agent as their respective interests may appear under a standard "lender loss-payable" clause.

                  (i) Further Identification of Collateral. Each Grantor will if so requested by Agent furnish to Agent, as often as Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail.

                  (j) Notices. Each Grantor will advise Agent promptly, in reasonable detail, (i) of any material Lien, security interest, encumbrance or claim made or asserted against any of the Collateral,
         (ii) of any material change in the composition of the Collateral, and
         (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

                  (k) Right of Inspection. Upon reasonable notice to any Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), Agent shall at all reasonable times have access during normal business hours to all of the books and records and correspondence of each Grantor, and Agent or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to Agent, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Upon reasonable notice to any Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), Agent and its representatives shall also have the right, at reasonable times and during normal business hours, to enter into and upon any premises where any of the Equipment or Inventory is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                  (l) Maintenance of Equipment. Each Grantor will keep and maintain the Equipment in good operating condition sufficient for the continuation of the business conducted by each Grantor on a basis consistent with past practices, and each Grantor will provide all maintenance and service and all repairs necessary for such purpose.

                  (m) Continuous Perfection. Grantors will not change their names, identities or corporate structures in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9-402(7) of the Code (or any other then applicable provision of the Code) unless such Grantor shall have given Agent at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

                  (n) Covenants Regarding Intellectual Property Collateral.

                           (i) Each Grantor shall notify Agent immediately if it knows or has reason to know that any application or registration relating to any Trademark which is material to the conduct of such Grantor's business may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding such Grantor's ownership of any Patent or Trademark which is material to the conduct of such Grantor's business, its right to register the same, or to keep and maintain the same.

                           (ii) In no event shall any Grantor, either itself or
                  through any agent, employee, licensee or designee, file an application for the registration of any Trademark with the United States Patent or Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs Agent, and, upon request of Agent, executes and delivers any and all agreements, instruments, documents, and papers as Agent may request to evidence Agent's security interest in such Trademark and the General Intangibles, including, without limitation, the goodwill of such Grantor relating thereto or represented thereby.

                           (iii) Each Grantor will take all necessary and
                  appropriate actions to maintain and pursue each application, to obtain the relevant registration, and to maintain the registration of each of the Trademarks which are material to the conduct of such Grantor's business, including, without limitation, the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

                           (iv) In the event that any of the Intellectual Property Collateral is infringed, misappropriated or diluted by a third party, the applicable Grantor shall notify Agent promptly after it learns thereof and shall, unless such Grantor shall reasonably determine that such Intellectual Property Collateral is not material to the conduct of such Grantor's business, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property Collateral.

                  6. Agent's Appointment as Attorney-in-Fact.

                  (a) Each Grantor hereby irrevocably constitutes and appoints Agent and any officer or Agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of each Grantor or in its own name, from time to time in Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Agent the power and right, on behalf of each Grantor, without notice to or assent by any Grantor to do the following after the Senior Loans has been paid in full:

                           (i) in the name of each Grantor or its own name or
                  otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to receive payment of any and all monies, claims, and other amounts due or to become due at any time arising out of or in respect of any Collateral;

                           (ii) to pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                           (iii) Upon the occurrence and during the continuation
                  of an Event of Default (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Agent or as Agent shall direct; (B) to ask, demand and receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral; (D) to file any claim or take or commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against any Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as Agent shall in its sole discretion determine; and (H) to sell, transfer, pledge, make, any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and at such Grantor's expense, at any time, or from time to time, all acts and things which Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and Agent's Lien therein, in order to effect the intent of this Security Agreement, all as fully and effectively as each Grantor, respectively, might do.

                  (b) Agent agrees that, except upon the occurrence and during the continuation of an Event of Default, it will forebear from exercising the power of attorney or any rights granted to Agent pursuant to this Section 6(iii). Each Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

                  (c) The powers conferred on Agent hereunder are solely to protect Agent's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

                  (d) Each Grantor also authorizes Agent, at any time and from time to time upon the occurrence and during the continuation of any Event of Default and after the Senior Loans has been paid in full,
         (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 7 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  7. Remedies, Rights upon Default.

                  (a) If any Event of Default shall occur and be continuing, subject to the terms of the Note Purchase Agreement, Agent shall exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Grantor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Each Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at places which Agent shall reasonably select, whether at any Grantor's premises or elsewhere. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section 7(d) hereof, all Grantors remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Agent of any other amount required by any provision of law, including section 9-504(1)(c) of the Code, need Agent account for the surplus, if any, to such Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of Agent as finally determined by a court of competent jurisdiction after all possible appeals have been exhausted. Each Grantor agrees that Agent need not give more than ten (10) days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to such Grantor at its address referred to in
         Section 11 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Agent is entitled, such Grantors also being liable for the fees of any attorneys employed by Agent to collect such deficiency.

                  (b) Each Grantor also agrees to pay all costs of Agent including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

                  (c) Each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

                  (d) After payment in full of the Senior Loans, the Proceeds of any sale, disposition or other realization upon all or any part of the Collateral (including real property) shall be distributed by Agent in the following order of priorities:

                           first, to Agent in an amount sufficient to pay in
                  full the expenses of Agent in connection with such sale, disposition or other realization, including all reasonable expenses, liabilities and advances incurred or made by Agent in connection therewith, including, without limitation, attorney's fees;

                           second, to Agent and such other holders, if any, of
                  the Subordinated Notes in an amount equal to the then unpaid principal of and accrued interest and prepayment premiums, if any, on the Secured Obligations applicable to the Subordinated Notes, and if such Proceeds shall be insufficient to pay in full such amount, then to Agent and such other holders, if any, of the Subordinated Notes ratably in accordance with the then unpaid amounts thereof owing to Agent and each such holder; and

                           finally, upon payment in full of all of the Secured
                  Obligations, to pay to the Grantors, or their representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

                  8. Grant of License to Use Intellectual Property Collateral. For the purpose of enabling Agent to exercise rights and remedies under
Section 7 hereof at such time as Agent,
without regard to this Section 8, shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any Patent, Trade Secret or Trademark, now owned or hereafter acquired by any Grantor, and wherever the same may be located, and including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

                  9. Appointment of Agent. By its acceptance of a Subordinated Note, each Note Purchaser appoints GE Capital as agent for purposes of enforcing each Note Purchaser's rights with respect to Collateral, including any real property of the Grantors subject to any mortgage. The provisions of this Section 9 are solely for the benefit of GE Capital and the Note Purchasers and no Grantor nor any other person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Security Agreement and the other Note Purchase Documents, GE Capital shall act solely as an agent of the Note Purchasers and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Note Purchaser or any other person. GE Capital shall have no duties or responsibilities except for those expressly set forth in this Security Agreement and the other Note Purchase Documents. The duties of GE Capital shall be mechanical and administrative in nature and GE Capital shall not have, or be deemed to have, by reason of this Security Agreement, any other Note Purchase Document or otherwise, a fiduciary relationship in respect of any Note Purchaser. Neither GE Capital nor any of its affiliates nor any of their respective officers, directors, employees, agents or representatives shall be liable to any Note Purchaser for any action taken or omitted to be taken by it hereunder or under any other Note Purchase Document, or in connection herewith or therewith, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  (a) GE Capital's Reliance, Etc. GE Capital: (a) may treat the payee of any Note as the holder thereof until GE Capital receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to GE Capital; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Note Purchaser and shall not be responsible to any Note Purchaser for any statements, warranties or representations made in or in connection with this Security Agreement or the other Note Purchase Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Security Agreement or the other Note Purchase Documents on the part of any Grantor or to inspect the Collateral (including the books and records) of any Grantor; (e) shall not be responsible to any Note Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this

         Security Agreement or the other Note Purchase Documents or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Security Agreement or the other Note Purchase Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties (including the Majority Holders).

                  (b) GE Capital and affiliates. With respect to its commitments hereunder, GE Capital shall have the same rights and powers under this Security Agreement and the other Note Purchase Documents as any other Note Purchaser and may exercise the same as though it were not GE Capital; and the term "Note Purchaser" or "Note Purchasers" shall, unless otherwise expressly indicated, include GE Capital in its individual capacity. GE Capital and its affiliates may lend money to, invest in, and generally engage in any kind of business with, any Grantor, any of their affiliates and any person who may do business with or own securities of any Grantor or any such affiliate, all as if GE Capital were not GE Capital and without any duty to account therefor to the Note Purchasers. GE Capital and its Affiliates may accept fees and other consideration from any Grantor for services in connection with this Security Agreement or otherwise without having to account for the same to the Note Purchasers. GE Capital has also made Senior Loans to the Grantors and received a warrant from Selfix. Each Note Purchaser acknowledges the potential conflict of interest between GE Capital as an agent and lender holding disproportionate interests in the Senior Loans, GE Capital as a holder of the Subordinated Notes pursuant to the Note Purchase Agreement and warrant holder of Selfix and GE Capital as GE Capital.

                  (c) Note Purchaser Credit Decision. Each Note Purchaser acknowledges that it has, independently and without reliance upon GE Capital or any other Note Purchaser and based on documents and information as it has deemed appropriate, made its own credit and financial analysis of the Grantors and its own decision to enter into this Security Agreement. Each Note Purchaser also acknowledges that it will, independently and without reliance upon GE Capital or any other Note Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Security Agreement. Each Note Purchaser acknowledges that GE Capital holds Senior Loans and is the agent for Senior Lenders.

                  (d) Indemnification. The Note Purchasers agree to indemnify Agent (to the extent not reimbursed by Grantors and without limiting the obligations of the Grantors hereunder), ratably according to their respective pro rata shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Security Agreement or any other Note Purchase Document or any action taken or omitted by Agent in connection therewith; provided, however, that no Note Purchaser shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or wilful misconduct. Without limiting the foregoing, each Note Purchaser agrees to reimburse Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Security Agreement and each other Note Purchase Document, to the extent that Agent is not reimbursed for such expenses by Grantors.

                  (e) Successor Agent. GE Capital may resign at any time by giving not less than thirty (30) days' prior written notice thereof to the Note Purchasers. Upon any such resignation, the holders of Subordinated Notes (other than GE Capital) shall have the right to appoint a successor agent which shall be a holder of Subordinated Notes. Upon the acceptance of any appointment as agent hereunder by a successor agent, such successor agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning agent. Upon the earlier of the acceptance of any appointment as agent hereunder by a successor agent or the effective date of the resigning agent's resignation, the resigning agent shall be discharged from its duties and obligations under this Security Agreement and the other Note Purchase Documents, except that any indemnity rights or other rights in favor of such resigning agent shall continue. After any resigning agent's resignation hereunder, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was agent under this Security Agreement and the other Note Purchase Documents.

                  10. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  11. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

                  (a)      If to Agent, at:

                           General Electric Capital Corporation
                           105 West Madison Street
                           Suite 1600
                           Chicago, Illinois 60602
                           Attention: Account Manager Selfix
                           Telecopy Number: (312) 419-5992

                           With copies to:

                           General Electric Capital Corporation
                           201 High Ridge Road
                           Stamford, Connecticut 06927-5100
                           Attention:  Corporate Counsel
                           Telecopy Number: (203) 316-7889

                           and

                           Winston & Strawn
                           35 West Wacker Drive
                           Chicago, Illinois 60601
                           Attention: David G. Crumbaugh, Esq.
                           Telecopy Number: (312) 558-5700

                  (b)      If to any Grantor, at:

                           Selfix, Inc.
                           4501 West 47th Street
                           Chicago, Illinois 60632
                           Attention: James Tennant
                           Telecopy Number:   (773) 890-8901

                           With a copy to:

                           Much, Shelist, Freed, Denenberg, Ament
                           Bell & Rubenstein PC

                           200 North LaSalle Street
                           Chicago, Illinois 60601
                           Attention: Jeffrey Rubenstein
                           Telecopy Number: (312) 621-1750

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                  12. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  13. No Waiver; Cumulative Remedies. Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent, and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and, where applicable by any Grantor.

                  14. Successors and Assigns; Governing Law.

                  (a) This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of any Grantor, and shall, together with the rights and remedies of Agent hereunder, inure to the benefit of Agent, its respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured

         Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to Agent hereunder.

                  (b) This Security Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Illinois, applicable to contracts made and performed in that State.

                  15. Waiver of Jury Trial. Each Grantor waives all right to trial by jury in any action or proceeding to enforce or defend any rights or remedies hereunder, under the Note Purchase Agreement or under the Note Purchase Documents or relating to each of the foregoing.

                  16. Section Titles. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  17. Counterparts. This Security Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

                  18. Limitation on Actions. NOTWITHSTANDING ANY PROVISION HEREIN CONTAINED TO THE CONTRARY, THE LIEN CREATED UNDER, AND THE TERMS AND PROVISIONS OF, AND AGENT'S RIGHTS, POWERS AND REMEDIES UNDER, THIS SECURITY AGREEMENT ARE SUBJECT TO AND LIMITED BY THE SUBORDINATION PROVISIONS CONTAINED IN THE NOTE PURCHASE AGREEMENT INCLUDING, WITHOUT LIMITATION, SECTION 10.3(b) THEREOF AS IN EFFECT ON THE DATE HEREOF.

                            [signature page follows]

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.


                                    GRANTORS

                                    SELFIX, INC.


                                    By:
                                      Name:
                                      Title:


                                    TAMOR CORPORATION


                                    By:
                                      Name:
                                      Title:


                                    SHUTTERS, INC.


                                    By:
                                      Name:
                                      Title:



Accepted and acknowledged by:

GENERAL ELECTRIC CAPITAL CORPORATION


By:
    Name:
    Title:

                                                                  EXECUTION COPY






--------------------------------------------------------------------------------





THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY SUCH SHARES MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.


                                     WARRANT


                           TO PURCHASE COMMON STOCK OF
                        HOME PRODUCTS INTERNATIONAL, INC.




                          DATED AS OF FEBRUARY 27, 1997





--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            PAGE

ARTICLE 1 DEFINITIONS.......................................................  1

ARTICLE 2 EXERCISE OF WARRANT...............................................  5
         2.1      Shares; Price; Notice.....................................  5
         2.2      Manner of Exercise; Issuance of Common Stock..............  6
         2.3      Payment of Taxes..........................................  7
         2.4      Fractional Shares.........................................  7
         2.5      Continued Validity........................................  7
         2.6      Payment by Application of Obligations.....................  7

ARTICLE 3 REGISTRATION, TRANSFER AND EXCHANGE...............................  8
         3.1      Maintenance of Registration Books.........................  8
         3.2      Transfer..................................................  8
         3.3      Loss or Mutilation........................................  8
         3.4      Expenses..................................................  8

ARTICLE 4 ADJUSTMENTS; ANTIDILUTION PROVISIONS..............................  9
         4.1      General Statements of Intent..............................  9
         4.2      No Dilutive Issuances.....................................  9
         4.3      Adjustment of Current Warrant Price....................... 10
         4.4      Adjustment of Number of Shares Purchasable;
                  Consideration Receivable.................................. 10
         4.5      Certain Other Distributions............................... 11
         4.6      Other Actions Affecting Common Stock...................... 12
         4.7      Certain Limitations....................................... 12
         4.8      Preferred Stock........................................... 12
         4.9      Excluded Transactions..................................... 12
         4.10     Exemptions or Deferrals from Adjustment Procedure......... 12
         4.11     Notice of Adjustments..................................... 13
         4.12     Notice of Corporate Action................................ 13

ARTICLE 5 RESTRICTIONS ON TRANSFER.......................................... 14
         5.1      Notice of Proposed Transfer; Registration Not Required.... 14
         5.2      Required Registration and Qualification................... 15
         5.3      Incidental Registration and Qualification................. 16
         5.4      Registration and Qualification Procedures................. 17
         5.5      Holdback Agreements....................................... 19
         5.6      Allocation of Expenses.................................... 19
         5.7      Indemnification........................................... 20
         5.8      Legend on Warrants and Certificates....................... 21
         5.9      Termination of Restrictions............................... 22

         5.10     Supplying Information...................................... 22
         5.11     Liquidated Damages......................................... 22

ARTICLE 6  PARTICIPATION IN CORPORATE DISTRIBUTIONS.......................... 23
         6.1      Company's Obligation to Make Payments...................... 23

ARTICLE 7  MANDATORY CALL.................................................... 23
         7.1      Mandatory Call............................................. 23
         7.2      Voluntary Call............................................. 24

ARTICLE 8  INTENTIONALLY DELETED............................................. 24

ARTICLE 9  FINANCIAL AND BUSINESS INFORMATION................................ 24
         9.1      Monthly and Quarterly Information.......................... 24
         9.2      Annual Information......................................... 24
         9.3      Filings.................................................... 24

ARTICLE 10 REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................... 25
         10.1     Organization and Capitalization of the Company............. 25
         10.2     Authority.................................................. 25
         10.3     No Legal Bar............................................... 25
         10.4     Validity of Shares......................................... 25
         10.5     Incorporation of Representations and Warranties
                  of Credit Agreement........................................ 25

ARTICLE 11 VARIOUS COVENANTS OF THE COMPANY.................................. 26
         11.1     No Impairment or Amendment................................. 26
         11.2     Reservation of Common Stock; Qualification................. 26
         11.3     Taking of Record........................................... 27
         11.4     Listing on Securities Exchange............................. 27
         11.5     Availability of Information................................ 27
         11.6     Certain Expenses........................................... 27

ARTICLE 12 MISCELLANEOUS..................................................... 27
         12.1     Nonwaiver and Expenses..................................... 27
         12.2     Limitation of Liability.................................... 28
         12.3     Notice Generally........................................... 28
         12.4     Successors and Assigns..................................... 29
         12.5     Remedies................................................... 29
         12.6     Amendment.................................................. 29
         12.7     Severability............................................... 29
         12.8     Headings................................................... 29
         12.9     GOVERNING LAW.............................................. 29
         12.10    Jurisdiction............................................... 29

         12.11    WAIVER OF JURY TRIAL....................................... 29


EXHIBITS

         Exhibit A         Subscription Form
         Exhibit B         Assignment Form

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY SUCH SHARES MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.





                                     WARRANT


                           TO PURCHASE COMMON STOCK OF
                        HOME PRODUCTS INTERNATIONAL, INC.



         THIS IS TO CERTIFY that GENERAL ELECTRIC CAPITAL CORPORATION, or its registered assigns, is entitled upon the due exercise hereof at any time prior to the Expiration Date (as hereinafter defined), to purchase as of the Closing Date an aggregate of 79,204 shares of Common Stock, $.01 par value, of Home Products International, Inc., a Delaware corporation, at a Current Warrant Price per share equal to 50% of the Market Price therefor as of the Closing Date (such Current Warrant Price and the number of shares of Common Stock purchasable hereunder being subject to adjustment as provided herein), and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and conditions and pursuant to the provisions of this Warrant (this "Warrant").

                                    ARTICLE 1
                                   DEFINITIONS

         As used in this Warrant, the following terms have the respective meanings set forth below (capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as hereinafter defined and whether or not in effect)):

         "Adjustment Transaction" means any of (i) any declaration of a dividend upon, or distribution in respect of, any of the Company's capital stock, payable in Common Stock, or options, warrants or securities convertible into Common Stock, (ii) the subdivision or combination by the Company of its outstanding Common Stock into a larger or smaller number of shares of Common Stock, (iii) any capital reorganization or reclassification of the capital stock of the Company, (iv) the consolidation or merger of the Company with or into another corporation in which the Company's stockholders receive securities of another entity, or (v) the sale or transfer of the property of the Company in (or substantially in) its entirety in which the

Company's stockholders receive securities of another entity.

         "Affiliate" of any entity means a Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such entity. The term "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Appraised Value" means as to each share of Common Stock or other equity securities issued by the Company, (i) so long as such Common Stock or other equity security is actively traded on the NASDAQ or on a national securities exchange, the Market Price, and (ii) otherwise, the fair market value per share of Common Stock on a Fully Diluted Outstanding basis as determined by agreement of the Majority Holders of this Warrant and the Company, or, if such agreement is not obtained within 30 days after the relevant determination date, as determined by a nationally recognized investment bank jointly selected by the Company and the Majority Holders of this Warrant pursuant to an appraisal process. If no agreement is reached within that 30-day period as to the Appraised Value or the identity of the investment bank, the investment bank shall be William Blair & Company. For purposes of determining the Appraised Value of the Common Stock if it is no longer actively traded on the NASDAQ or on a national exchange, the fair market value of the Common Stock shall equal the price per share of Common Stock that could be obtained in an open sale of all the outstanding Common Stock, valued as a whole on the basis of a sale of the Company in an arms' length sale between a willing buyer and a willing seller, neither acting under compulsion, without discount for illiquidity, minority interest or otherwise, with ample time for marketing and closing, and assigning equal value to each share of Common Stock. The determination of Appraised Value by agreement between the Company and the Majority Holders or by that investment bank shall be final and binding on the Company and all holders of Warrant Shares. The cost of any investment bank's determination of the Appraised Value will be borne by the Company and any such investment bank will be given full access to the books, records, properties and employees of the Company and its Subsidiaries.

         "Assignment" means the form of Assignment attached as Exhibit B to this Warrant.

         "Closing Date" means February 27, 1997.

         "Commission" means the Securities and Exchange Commission or any other Federal agency from time to time administering the Securities Act.

         "Common Stock" means (except where the context otherwise indicates) the Common Stock, $.01 par value, of the Company, and any capital stock into which such Common Stock may thereafter be exchanged, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.4(b)) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.4(b).

         "Company" means Home Products International, Inc., a Delaware corporation, and any successor corporation.

         "Credit Agreement" means the Credit Agreement of even date herewith among the Company, GE Capital, individually and as Agent thereunder, and the other lenders from time to time party thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Current Warrant Price" means, in respect of a share of Common Stock at any date herein specified, the price per share at which a share of Common Stock may be purchased upon exercise of this Warrant on such date.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "Exercise Period" means the period commencing on the August 1, 1997 and terminating at 5:00 p.m., Chicago time, on the tenth anniversary of the Closing Date during which this Warrant is exercisable pursuant to Section 2.2.

         "Expiration Date" means the tenth anniversary of the Closing Date.

         "Fully Diluted Outstanding" means, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of this Warrant, and any other options or warrants to purchase, or securities convertible into, shares of Common Stock, which options, warrants and convertible securities are outstanding on such date and would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share.

         "GAAP" has the meaning assigned thereto in the Credit Agreement.

         "GE Capital" means General Electric Capital Corporation, a New York corporation.

         "Issuable Warrant Shares" means the number of shares of Common Stock issuable from time to time upon exercise of this Warrant.

         "Issued Warrant Shares" means (a) the cumulative total of the shares of Common Stock issued from time to time upon exercise of this Warrant, plus (b) any shares of Common Stock issued as a stock dividend with respect to such shares or as part of a stock split affecting such shares.

         "Majority Holders" means the Persons holding a majority of the Warrant Shares issued or issuable hereunder.

         "Market Price" means, as to the Common Stock as of any date of determination, the average of the publicly quoted bid and asked closing prices per share of Common Stock on the NASDAQ or the average of the closing prices per share of Common Stock on a national securities exchange, in each case, for the fifteen (15) consecutive trading days preceding that date of determination.

         "Net Book Value" as of any date means (i) the total consolidated assets of the Company and its Subsidiaries minus (ii) the total consolidated liabilities of the Company and its Subsidiaries, determined in accordance with GAAP.

         "Notice of Exercise" means the form of Notice of Exercise attached as Exhibit A to this Warrant.

         "Opinion of Counsel" means an opinion of counsel experienced in Securities Act matters chosen by the applicable holder of this Warrant or the applicable holder of Issued Warrant Shares.

         "Other Property" has the meaning set forth in Section 4.4.

         "Outstanding" means, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock except shares then owned or held by or for the account of the Company or any Subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

         "Person" has the meaning assigned thereto in the Credit Agreement.

         "Piggy-Back Shares" has the meaning set forth in Section 5.3.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "Subordinated Debt" means the principal of, and all payment-in-kind notes and accrued interest with respect to, the Subordinated Equity Bridge Notes.

         "Subordinated Notes" means the Subordinated Equity Bridge Notes in the initial principal amount of $7,000,000 issued by the Company to GE Capital and other note purchasers on the date hereof.

         "Subsidiary" has the meaning assigned thereto in the Credit Agreement.

         "Tranche" as to each group of Warrant Shares, refers to the date on which the Warrant became effective as to those Issuable Warrant Shares and the Current Warrant Price at which the Warrant is exercisable as to those Shares, all as determined in accordance with Section 2.1.

         "Warrant" means this warrant dated as of the Closing Date issued to the initial holder hereof and all warrants issued upon the partial exercise, transfer or division of or in substitution for any Warrant.

         "Warrant Shares" means the Issuable Warrant Shares plus the Issued Warrant Shares, but only during such time as certificates representing such shares or this Warrant are required to bear the legend set forth in Section 5.8.

         Whenever used in this Warrant, any noun or pronoun shall be deemed to include both the singular and the plural and to cover all genders, and the words "herein", "hereof", and "hereunder" and words of similar import shall refer to this instrument as a whole, including any amendments hereto.

                                    ARTICLE 2
                               EXERCISE OF WARRANT

         2.1 Shares; Price; Notice. This Warrant shall be exercisable for 79,204 shares of Common Stock (the "Tranche 1 Warrant Shares") at a Current Warrant Price per share equal to 50% of the Market Price determined as of the Closing Date. This Warrant may be exercised by the applicable holder hereof at any time during the Exercise Period by delivery to the Company of a Notice of Exercise duly executed by such holder specifying the number of shares of Common Stock to be purchased.

         Notwithstanding the foregoing, if the Subordinated Debt has not been paid in full in cash on or prior to the following dates, the number of shares of Common Stock for which this Warrant is exercisable shall be automatically increased on those dates as set forth below:

                  i) on July 31, 1997, the number of Issuable Warrant shares shall be increased by that number of shares equal to the difference between five percent 5.0% of the total number of shares of Fully Diluted Outstanding Common Stock as of that date and 79,204 shares of Common Stock (the "Tranche 2 Warrant Shares");

                  ii) on February 27, 1998, the number of Issuable Warrant shares shall be increased by that number of shares equal to two percent 2.0% of the total number of shares of Fully Diluted Outstanding Common Stock as of that date (the "Tranche 3 Warrant Shares");

                  iii) on February 27, 1999, and on each subsequent anniversary of the Closing Date until and including February 27, 2005, the number of Issuable Warrant shares shall be increased by that number of shares equal to one percent 1.0% of the total number of shares of Fully Diluted Outstanding Common Stock as of each of those dates (the "Subsequent Tranches of Warrant Shares").

         Each Tranche of Warrant Shares shall be exercisable at a different Current Warrant Price. The Current Warrant Price for each Tranche will be equal to 50% of the Market Price determined as of the date that Tranche of Warrant Shares became effective. By way of example, the Current Warrant Price for the Tranche 2 Warrant Shares will equal 50% of the Market Price determined as of July 31, 1997, and the Current Warrant Price for each Subsequent Tranche of Warrant Shares shall be 50% of the Market Price determined as of the anniversary date on which that particular Tranche of Warrant Shares became effective.

         The increases in Issuable Warrant Shares described above shall occur at the dates specified above regardless of whether this Warrant shall have been exercised in whole or in part prior to any date specified for an increase.

         2.2 Manner of Exercise; Issuance of Common Stock. To exercise this Warrant, a holder hereof shall deliver to the Company (a) a Notice of Exercise duly executed by such holder hereof specifying the number of shares of Common Stock to be purchased and the applicable Tranche(s) and Current Warrant Price(s) applicable to those shares, (b) an amount equal to the aggregate Current Warrant Prices for all shares of Common Stock as to which this Warrant is then being exercised and (c) this Warrant. At the option of an exercising holder hereof, payment of such aggregate Current Warrant Price shall be made by (a) wire transfer of funds to an account in a bank located in the United States designated by the Company for such purpose; (b) certified or official bank check payable to the order of the Company; (c) deducting from the shares deliverable upon exercise hereof a number of shares having an aggregate Appraised Value on the date of exercise equal to such aggregate Current Warrant Price (and so directing the Company in the Notice); (d) applying certain indebtedness as provided in Section 2.6 hereof; or (e) any combination of such methods.

         Upon receipt of the above items, the Company shall, as promptly as practicable, and in any event within five days thereafter, cause to be issued and delivered to the applicable holder (or its nominee) or, subject to Article 5, the transferee designated in the Notice of Exercise, a certificate or certificates representing shares of Common Stock equal in the aggregate to the number of shares of Common Stock specified in the Notice of Exercise, reduced by any applicable shares used as part of the payment therefor under Section 2.2(c) above. Such certificate or certificates shall be registered in the name of such holder hereof (or its nominee) or in the name of such transferee, as the case may be.

         If this Warrant is exercised in part, the Company shall, at the time of delivery of such certificate or certificates, issue and deliver to the applicable holder hereof or, subject to Article 5, the transferee so designated in the Notice of Exercise, a new Warrant evidencing the right of such holder hereof or such transferee to purchase the aggregate number of shares of Common Stock for which this Warrant shall not have been exercised, and this Warrant shall be cancelled.

         Unless otherwise requested by the exercising holder, this Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the applicable holder or transferee so designated in the Notice of Exercise shall be deemed to have become the holder of record of such shares for all purposes, as of the close of business on the date the Notice of Exercise, together with payment of the aggregate Current Warrant Price and this Warrant, is received by the Company.

         2.3 Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be duly authorized, validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof (other than any income taxes imposed on each holder hereof in connection herewith), unless such tax or charge is imposed by law upon such holder, in which case such taxes or charges shall be paid by such holder and (except with respect to any such income taxes) reimbursed to such holder by the Company.

         2.4 Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock or scrip representing fractional shares of Common Stock upon any exercise of this Warrant. As to any fractional share of Common Stock which any holder hereof would otherwise be entitled to purchase from the Company upon such exercise, the Company shall purchase from such holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest .001 of a share) by the Appraised Value per share calculated as of the date of the Notice of Exercise. Payment of such amount shall be made at the time of delivery of any certificate or certificates deliverable upon such exercise in cash or by check payable to the order of the applicable holder hereof or, subject to Article 5, the transferee designated in the Notice of Exercise, as the case may be.

         2.5 Continued Validity. A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder or issued pursuant to a Section4.2 private placement), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as a holder under this Warrant. The Company will, at the time of any exercise of this Warrant, in whole or in part upon the request of the holder of the shares of Common Stock issued upon the exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

         2.6 Payment by Application of Obligations. Subject to the terms of the Note Purchase Agreement pursuant to which the Equity Bridge Notes were issued, upon any exercise of this Warrant, a holder hereof may, if such holder also holds Subordinated Debt, at its option, instruct the Company, by so specifying in the form of Notice of Exercise submitted herewith, to apply to the payment of the Current Warrant Price all or any part of the Subordinated Debt owed to such holder in such order as such holder shall determine.


                                    ARTICLE 3
                       REGISTRATION, TRANSFER AND EXCHANGE

         3.1 Maintenance of Registration Books. As long as this Warrant remains outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where this Warrant may be presented for exercise and registration of transfer as provided in this Warrant. The Company shall keep at its principal executive offices a register in which the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register or its stock transfer books so as to result in preventing or delaying the exercise or transfer of this Warrant.

         3.2 Transfer. Upon surrender for registration of transfer of this Warrant at such office, together with an Assignment of this Warrant duly executed by any holder or its agent or attorney, the Company shall promptly execute and deliver a new Warrant or Warrants, subject to Article 5, in the name of the designated transferee or transferees, and in the denomination specified in such Assignment, and shall issue to the transferor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. This Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

         Any Warrant issued upon any such registration of transfer shall be the valid obligation of the Company evidencing the same rights, and entitled to the same benefits, as the Warrant surrendered upon such registration of transfer.

         3.3 Loss or Mutilation. Upon receipt by the Company from a holder hereof of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written agreement of GE Capital shall be sufficient indemnity, so long as GE Capital is not then the subject of a bankruptcy or insolvency proceeding and has not made an assignment for the benefit of its creditors), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

         3.4 Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants pursuant to this Article 3.


                                    ARTICLE 4
                      ADJUSTMENTS; ANTIDILUTION PROVISIONS

         4.1 General Statements of Intent. The Company hereby acknowledges that the initial number of shares of Common Stock issuable upon exercise of this Warrant was calculated based upon the representation of the Company that the number of shares of Common Stock Outstanding as of the Closing Date was 3,881,000 shares of Common Stock. If for any reason it shall hereafter be determined by the Majority Holders that the actual number of shares of Common Stock on a Fully Diluted Outstanding basis as of the Closing Date was different from the foregoing, such Majority Holders may notify the Company of such determination and if the Company does not dispute the same, the Company shall forthwith reissue this Warrant with appropriate adjustments as shall be reasonably acceptable to the Majority Holders in the initial number of shares of Common Stock issuable upon the exercise hereof. If the Company shall dispute such determination (or the number of Issuable Warrant Shares to be set forth in the reissued Warrant) and the parties cannot otherwise resolve the dispute promptly and in good faith, then the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion as to the adjustment, if any, to be made to the number of shares of Common Stock issuable upon exercise of this Warrant. The Company shall bear the expense of such independent public accountants. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to each holder of this Warrant and shall make the adjustment described therein.

         It is the intent of the parties hereto that after giving effect to any exercise of this Warrant, the holders hereof and the holders of Issued Warrant Shares would collectively be the owners of (or have the right to acquire pursuant hereto) 2.0% (as such amount may be adjusted upon the failure to pay the Subordinated Note in full or in the event of a cashless exercise hereof pursuant to the terms hereof) of the Common Stock calculated on a Fully Diluted Outstanding basis, except as such percentage may be reduced as a consequence of an issuance of Common Stock not requiring any adjustment in the number of shares purchasable in accordance with Section 4.9.

         4.2 No Dilutive Issuances. Except for transactions contemplated in Sections 4.4, 4.5, and 4.9, the Company shall not issue or sell any shares of Common Stock (or options, warrants or securities convertible into Common Stock) after the Closing Date for a consideration less than Appraised Value per share, or (ii) Current Warrant Price or otherwise engage in any dilutive transaction, provided that, notwithstanding any contrary definition or other provision of this Agreement, if such Common Stock or other securities are then actively traded on the NASDAQ or any other national securities exchange, then for purposes of this Section the "Appraised Value" shall mean the trading price for such Common Stock or other securities on the applicable exchange solely as of the date and time of such issuance or sale. Except for purposes of determining Appraised Value for Common Stock or other securities which are then being traded on the NASDAQ or any other national securities exchange, the date as of which the Appraised Value per share of Common Stock shall be computed shall be the last day of the most recently completed fiscal period of the Company for which financial statements have been delivered pursuant to Section
9.1 or 9.2 prior to which the Company shall first enter into a firm contract for the issuance of such shares or issue such shares. For purposes of this Section 4.2, the issuance of warrants (other than this Warrant), options or other securities convertible into Common Stock after the Closing Date (except as referred to in Section 4.9(iii)) shall be deemed to be the same as the issuance of additional shares of Common Stock. For purposes of the foregoing calculation, the aggregate consideration received upon the issuance of options, warrants and securities convertible into Common Stock shall be deemed to be (x) the consideration paid to the Company in cash, if any, for the issuance thereof, plus (y) the aggregate consideration payable to the Company upon the exercise or conversion thereof, discounted to present value at the prime rate (as reported in the Wall Street Journal on the first business day following the date of issuance) and assuming that such exercise or conversion price will be paid on the last day permitted for the exercise or conversion thereof.

         4.3 Adjustment of Current Warrant Price. Upon any adjustment of the number of shares of Common Stock issuable upon exercise of this Warrant as provided in Section 4.4, the applicable Current Warrant Prices in effect immediately prior to such adjustment shall be adjusted by multiplying such Current Warrant Prices by a fraction, the numerator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant immediately after giving effect to such adjustment.

         4.4 Adjustment of Number of Shares Purchasable; Consideration Receivable. The number of shares of Common Stock issuable upon exercise of this Warrant, and consideration receivable, shall be subject to adjustment from time to time upon the occurrence of an Adjustment Transaction as hereinafter set forth.

             (a) Stock Dividends, Subdivisions and Combinations. In the event that the Company subsequent to the Closing Date shall:

                 (i) declare a dividend upon, or make any distribution in
             respect of, any of its stock, payable in Common Stock, convertible securities or stock purchase rights, or

                 (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                 (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted to that number determined by dividing the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such event by a fraction (A) the numerator of which shall be the total number of outstanding shares of Common Stock of the Company immediately prior to such event, and (B) the denominator of which shall be the total number of outstanding shares of Common Stock of the Company immediately after such event, treating as outstanding all shares of Common Stock issuable upon conversions or exchanges of such convertible securities and exercises of such stock purchase rights.

                  (b) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation) or where there is a change in or distribution with respect to the Common Stock, or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then each holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company acting in good faith) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Article 4. For purposes of this Section 4.4(b), "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends, distributions or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this
         Section 4.4(b) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         4.5 Certain Other Distributions. If at any time the Company shall declare, set aside funds for or pay to the holders of its Common Stock any dividend or other distribution of:

                  (a) cash,

                  (b) any evidences of its indebtedness, any shares of its capital stock or any other securities or property of any nature whatsoever, or

                  (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its capital stock or any other securities or property of any nature whatsoever, then, the Company shall pay or distribute to each holder of this Warrant its ratable share of such dividend or distribution as if this Warrant had been fully exercised immediately prior to the date of any such dividend or distribution described above or credit such amount against the Current Warrant Price, provided, however, that if such dividend is a cash dividend under Section 4.5(a) above, then, at the Company's option, the Company may either pay the appropriate, ratable portion of such cash dividend to each holder of this Warrant, or set the amount thereof off against the respective Current Warrant Prices for the applicable Tranches.

         4.6 Other Actions Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock which would have a materially adverse effect upon the rights of a holder of this Warrant or the economic value of this Warrant, then the number of shares of Common Stock for which this Warrant is exercisable and/or the Current Warrant Price thereof shall be adjusted in such manner as is equitable in the circumstances.

         4.7 Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

         4.8 Preferred Stock. So long as any Warrant Shares are outstanding, the Company shall not issue any shares of capital stock having any preferences over any shares of Common Stock with respect to dividends, distributions or liquidation.

         4.9 Excluded Transactions. Notwithstanding any contrary provision of this Agreement, no adjustment under this Section 4 shall be required in the number of shares of Common Stock for which this Warrant is exercisable in the case of (i) the issuance of shares of Common Stock upon the exercise in whole or in part of this Warrant, (ii) the issuance of shares of Common Stock pursuant to a rights offering in which applicable holder hereof elects to participate or (iii) the issuance to management officers, directors or employees of Common Stock or options or other securities convertible into Common Stock not to exceed an aggregate of 1,500,000 shares of Common Stock or the equivalent thereof, or such other employee stock purchase plans as exist from time to time.

         4.10 Exemptions or Deferrals from Adjustment Procedure. If any issuance of Common Stock or other transaction, which would otherwise require a determination of the Appraised Value of the Common Stock, occurs within ninety
(90) days of a prior determination of that Appraised Value, the Appraised Value of the Common Stock as previously determined shall govern and the appraisal process contained in the definition of Appraised Value may be avoided; provided that in such instance if the Company requests a new appraisal, the same shall be obtained at the cost and expense of the Company.

         If any transaction requiring a determination of Appraised Value shall occur which involves the issuance of less than 25,000 shares of Common Stock or options, warrants or securities convertible into less than 25,000 shares of Common Stock, and the Company and the Majority Holders are unable to agree upon the Appraised Value of the Common Stock or the securities involved in that transaction or the adjustment in the number of shares of Common Stock issuable upon exercise of this Warrant, then the submission of such determination to an investment bank in accordance with the definition of "Appraised Value" shall be deferred until the earlier of (i) the date on which the aggregate number of shares of Common Stock or options, warrants or other securities convertible into Common Stock issued by the Company (and as to which no adjustment in the number of shares of Common Stock issuable under this Warrant has been made) equals or exceeds 25,000 shares of Common Stock in the aggregate or (ii) the date on which any dividend, distribution or other payment is to be made with respect to the Common Stock, in which case the investment bank's determination of the number of shares issuable upon exercise of this Warrant shall be retroactive to the date of such payment.

         4.11 Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the Current Warrant Price at which a share of Common Stock may be purchased upon exercise of this Warrant, shall be adjusted pursuant to this Article 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to all holders of Warrants in accordance with Section 12.3. The Company shall keep at its office or agency designated pursuant to Section 3.1 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by each holder hereof or any prospective purchaser of this Warrant designated by any holder hereof.

         4.12     Notice of Corporate Action.  If at any time

                  (a) The Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all of the property, assets or business of the Company to, another corporation, or


                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to each holder hereof (i) at least ten (10) days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (x) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and
(y) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to each holder hereof at the last address of such holder appearing on the books of the Company and delivered in accordance with Section 12.3.

                                    ARTICLE 5
                            RESTRICTIONS ON TRANSFER

         The conditions contained in the following sections of this Article 5 are intended to ensure compliance with the Securities Act in respect of the transfer of this Warrant and Common Stock issuable upon the exercise thereof. Reference in this Article 5 to shares of Common Stock issuable upon the exercise of this Warrant includes shares of Common Stock theretofore issued upon the exercise of this Warrant which are then evidenced by certificates required to bear the legend set forth in Section 5.8.

         5.1 Notice of Proposed Transfer; Registration Not Required. Each holder hereof and each holder of any shares of Common Stock issuable upon the exercise of this Warrant, by acceptance hereof or thereof, agrees to give written notice to the Company, prior to any transfer of this Warrant, such shares of Common Stock or any portion hereof or thereof, of its intention to make such transfer. Such holder shall request an Opinion of Counsel (which shall be rendered by counsel reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification under any federal or state securities or blue sky law. Counsel shall, as promptly as practicable, notify the Company and the applicable holder of such opinion and of the terms and conditions, if any, to be observed in such transfer, whereupon the applicable holder shall be entitled to transfer this Warrant or such shares of Common Stock (or portion thereof). In the event this Warrant shall be exercised as an incident to such transfer, such exercise shall relate back and for all purposes of this Warrant be deemed to have occurred as of the date of such notice regardless of delays incurred by reason of the provisions of this Article 5 which may result in the actual exercise on any later date.

         Notwithstanding the provisions of the foregoing paragraph, each holder hereof or shares of Common Stock issuable upon the exercise hereof, shall be permitted to transfer this Warrant or any such shares of Common Stock to a limited number of institutional holders without obtaining an Opinion of Counsel, provided that (i) each such holder represents in writing that it is acquiring such securities for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such holder) and (ii) each such holder agrees in writing to be bound by all the restrictions on transfer contained in this Article 5.

         5.2 Required Registration and Qualification. If the Majority Holders so elect, at any time after August 1, 1997, such Persons shall have the right to request the Company to use its best efforts to effect the registration and qualification of part or all of the Warrant Shares under the Securities Act and the securities or blue sky laws of any jurisdiction; provided, however, the Company shall not be required to use such best efforts (i) on more than two (2) occasions for all Warrants or Issued Warrant Shares pursuant to this Section 5.2 or (ii) if the Company shall so request, for a period not to exceed nine (9) months immediately following the date a public offering of the Common Stock (pursuant to an effective registration statement under the Securities Act) is commenced. Such request by the Majority Holders shall be in writing and shall specify the number of shares to be registered or qualified and the jurisdictions in which such registration or qualification is desired. In no event shall the Majority Holders be entitled to request a registration of less than thirty percent (30%) of the then remaining Warrant Shares.

         Upon such request, the Company shall promptly (a) take such steps as are necessary or appropriate to prepare for a registration or qualification of shares of Common Stock and (b) give written notice to the holders hereof and holders of Issued Warrant Shares bearing the legend required by Section 5.8 hereof of a proposed registration or qualification by the Company under the Securities Act and under the securities or blue sky laws of the requested jurisdictions and shall, as expeditiously as possible, in good faith, use its best efforts to effect any such registration or qualification of the aggregate number of Warrant Shares designated in such request, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof) by the prospective sellers of Warrant Shares to be registered or qualified, with notification to or approval of any governmental authority under any federal or state law, or any listing with any securities exchange, which may be required to permit the sale or disposition of any Warrant Shares which the holders of such shares propose to make, and the Company will keep effective and current such registration or qualification for a period of nine (9) months.

         If the managing underwriter, who shall be selected by the Company, advises the prospective sellers in writing that the aggregate number of Warrant Shares to be sold in the proposed distribution and other shares of Common Stock, if any, requested to be registered by other holders of registration rights or proposed to be included in such registration by the Company should be less than the number of Warrant Shares and other shares of Common Stock requested or proposed to be registered, the number of Warrant Shares and other shares of Common Stock to be sold by each prospective seller (including the Company) shall be reduced as follows: first, the number of shares of Common Stock proposed to be registered by the Company shall be reduced to zero, if necessary; second, the number of shares of Common Stock proposed to be registered by the holders of Common Stock possessing registration rights granted by the Company other than under or arising from this Warrant shall be reduced to zero, if necessary; and third, the number of Warrant Shares proposed to be included in such registration shall be reduced pro rata, so that each prospective seller may sell that proportion of Warrant Shares to be sold in the proposed distribution which the number of Warrant Shares proposed to be sold by such prospective seller bears to the aggregate number of Warrant Shares proposed to be sold by all prospective sellers. If such underwriter determines that the number of shares of Common Stock proposed to be sold is insufficient to proceed with such registration or qualification, the Company shall use its best efforts to effect such registration as soon as commercially practicable thereafter.

         5.3 Incidental Registration and Qualification. If the Company or any security holder of the Company other than a holder hereof or of Issued Warrant Shares proposes to register any securities of the Company under the Securities Act on any registration form (otherwise than for the registration of securities to be offered and sold by the Company pursuant to (a) an employee benefit plan,
(b) a dividend or interest reinvestment plan, (c) other similar plans or (d) reclassifications of securities, mergers, consolidations and acquisitions of assets) permitting a secondary offering or distribution, not less than ninety
(90) days prior to each such registration the Company shall give to the holders hereof and the holders of Issued Warrant Shares bearing the legend required by
Section 5.8 written notice of such proposal which shall describe in detail the proposed registration and distribution (including those jurisdictions where registration or qualification under the securities or blue sky laws is intended) and, upon the written request of any holder hereof or any holder of Issued Warrant Shares furnished within thirty (30) days after the date of any such notice, proceed to include in such registration such Warrant Shares ("Piggy-Back Shares") as have been requested by any such holder to be included in such registration. The holders hereof or any holder of such Issued Warrant Shares shall in its request describe briefly the proposed disposition of such shares of Common Stock. The Company will in each instance use its best efforts to cause all such Piggy-Back Shares to be registered under the Securities Act and qualified under the securities or blue sky laws of any jurisdiction requested by a prospective seller, all to the extent necessary to permit the sale or other disposition thereof (in the manner stated in such request) by a prospective seller of the securities so registered.

         If the managing underwriter, who shall be selected by the Person who initiated such registration, advises the Company in writing that, in its opinion, the inclusion of the Piggy-Back Shares with the securities being registered by the Company and other prospective sellers would materially adversely affect the distribution of all such securities, then (a) the Company and each prospective seller may sell that proportion of the shares of Common Stock to be sold in the proposed distribution which the number of shares of Common Stock proposed to be sold by such prospective seller bears to the aggregate number of shares of Common Stock proposed to be sold by all prospective sellers (including the Company) or (b) a prospective seller may at its option delay its offering and sale for a period not to exceed ninety (90) days after the effective date of such registration as such managing underwriter shall reasonably request. In the event of such delay, the Company shall use its best efforts to effect any registration or qualification under the Securities Act and the securities or blue sky laws of any jurisdiction as may be necessary to permit such prospective seller to make its proposed offering and sale following the end of such period of delay and shall pay all expenses related thereto in accordance with Section 5.4.

         Each holder hereof and of Issued Warrant Shares who has requested shares of Common Stock to be included in a registration pursuant to this Section 5.3, by acceptance hereof or thereof, agrees to (a) the selection by the Company or such other security holder of the underwriter to manage such registration and
(b) execute an underwriting agreement with such underwriter that is (i) reasonably satisfactory to such holder and (ii) in customary form.

         5.4 Registration and Qualification Procedures. Whenever the Company is required by the provisions of Section 5.2 or 5.3 to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as is possible:

                  (a) prepare and file with the Commission a registration statement with respect to such securities in connection with which the Company will give the sellers, their underwriters, if any, their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified their financial statements as shall be necessary, in the opinion of such sellers' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and the prospectus current and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement whenever the seller of such securities shall desire to sell the same; provided, however, the Company shall have no obligation to file any amendment or supplement at its own expense more than nine (9) months after the effective date of such registration statement;

                  (c) furnish to each seller such numbers of copies of preliminary prospectuses and prospectuses and each supplement or amendment thereto and such other documents as each seller may reasonably request in order to facilitate the sale or other disposition of the securities owned by such seller in conformity with (i) the requirements of the Securities Act and (ii) the seller's proposed method of distribution;

                  (d) register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States as each seller shall request, and do such other reasonable acts and things as may be required of it to enable each seller to consummate the sale or other disposition in such jurisdictions of the securities owned by such seller; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or consent to a general and unlimited service of process in any such jurisdiction or (ii) qualify as a dealer in securities;

                  (e) furnish, at the request of any seller on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as are customarily included in such opinions and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized national standing selected by the Company, addressed to the underwriters, if any, and to the sellers making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the seller of such securities may reasonably request and are customarily included in such letters;

                  (f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, but not later than sixteen
         (16) months after the effective date of the registration statement, an earnings statement covering a period of at least twelve (12) months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

         (g) enter into and perform an underwriting agreement with the managing underwriter, if any, selected as provided in Section 5.2 or 5.3, containing customary (i) terms of offer and sale of the securities, payment provisions, underwriting discounts and commissions and (ii) representations, warranties, covenants, indemnities, terms and conditions; the sellers may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such sellers and that any or all of the conditions precedent to the obligations of such underwriters under such under writing agreement be conditions precedent to the obligations of such sellers; such sellers shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such sellers and such sellers' intended method of distribution and any other representation required by law;

                  (h) notify each seller at any time when a prospectus relating to the registration is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

                  (i) keep each seller advised in writing as to the initiation and progress of any registration under Section 5.2 or 5.3.

         5.5 Holdback Agreements. The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven
(7) days prior to or ninety (90) days after any underwritten registration pursuant to Section 5.2 or 5.3 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-8 or S-4 or any successor or similar forms thereto, and to cause each Person who purchases its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities at any time after the date of this Warrant (other than in a public offering) to agree not to effect any such public sale or distribution of such securities, during such period.

         5.6 Allocation of Expenses. If the Company is required by the provisions of Section 5.2 or 5.3 to use its best efforts to effect the registration or qualification under the Securities Act or any state securities or blue sky laws of any of the Warrant Shares, the Company shall pay all expenses in connection therewith, including, without limitation, (a) all expenses incident to filing with the National Association of Securities Dealers, Inc., (b) registration fees, (c) printing expenses, (d) accounting and legal fees and expenses, (e) expenses of any special audits incident to or required by any such registration or qualification, (f) premiums for insurance in such amount, if any, deemed appropriate by the managing underwriter and (g) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification; provided, however, the Company shall not be liable for (1) any discounts or commissions to any underwriter attributable to Warrant Shares being sold; (2) any stock transfer taxes incurred in respect of the Warrant Shares being sold; (3) the legal fees of any holder of this Warrant or Warrant Shares being sold.

         5.7 Indemnification. In connection with any registration or qualification of securities under Section 5.2 or 5.3, the Company agrees to indemnify the holders of this Warrant and the holders of any Warrant Shares and each underwriter thereof, including each person, if any, who controls any holder or such stockholder or underwriter within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus, prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by the applicable holder or any such stockholder or underwriter expressly for use therein. The Company and each officer, director and controlling Person of the Company shall be indemnified by the holders of this Warrant and by the holders of any Issued Warrant Shares for all such losses, claims, damages, liabilities and expenses (including the costs of reasonable investigation) caused by any such untrue, or alleged untrue, statement or any such omission or alleged omission, based upon information furnished in writing to the Company by the holders hereof or any such stockholder expressly for use therein.

         Promptly upon receipt by a party indemnified under this Section 5.7 of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 5.7, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party under this Section 5.7 unless such failure shall materially adversely affect the defense of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (a) the indemnifying party agrees to pay the same, (b) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party or (c) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

         If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or action in respect thereof referred to herein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Common Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the sellers of such Common Stock, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each holder hereof agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if all of the sellers of such Common Stock were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this Section, in no event shall the amount contributed by any seller of Common Stock exceed the aggregate gross offering proceeds received by such seller from the sale of Common Stock to which such contribution claim relates. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         Each holder of this Warrant and each holder of shares of Issued Warrant Shares upon the exercise hereof and bearing the legend required by Section 5.8, by acceptance hereof or thereof, as the case may be, agrees to the indemnification and contribution provisions of this Section 5.7.

         5.8 Legend on Warrants and Certificates. Each Warrant shall bear a legend in substantially the following form:

         "This Warrant and any shares issuable upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and neither this Warrant nor any such shares may be transferred in the absence of such registration or an exemption therefrom under such Act."

In case any shares of Common Stock are issued upon the exercise in whole or in part of this Warrant or are thereafter transferred, in either case under such circumstances that no registration under the Securities Act is required, each certificate representing such shares shall bear on the face thereof the following legend:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and any transfer thereof is subject to the conditions specified in the Warrant dated as of February , 1997 originally issued by Home Products International, Inc. (the "Company") to General Electric Capital Corporation to purchase shares of Common Stock, $.01 par value, of the Company. A copy of the form of such Warrant is on file with the Secretary of the Company at its principal executive office, and will be furnished without charge by the Company to each holder of this certificate upon written request to the Secretary of the Company at such address."

         5.9  Termination of Restrictions. The restrictions imposed under this
Article 5 upon the transferability of this Warrant or of Warrant Shares shall cease when (a) a registration statement covering such Warrant or Warrant Shares becomes effective under the Securities Act or (b) the Company receives an Opinion of Counsel that such restrictions are no longer required in order to ensure compliance with the Securities Act. When such restrictions terminate, the Company shall, or shall instruct its transfer agent and registrar to, issue new certificates in the name of the applicable holder not bearing the legends required under Section 5.8.

         5.10 Supplying Information. The Company, the holders hereof and each holder of Warrant Shares shall cooperate with each other in supplying such information as may be necessary for any of such parties to complete and file any information reporting forms presently or hereafter required by the Commission or any commissioner or other authority administering the blue sky or securities laws of any jurisdiction where shares of Common Stock are proposed to be sold pursuant to Section 5.2 or 5.3.

         5.11 Liquidated Damages. In the event the Company fails to comply with any provision of Section 5.2, 5.3 or 5.4, upon written request of the holders of this Warrant or any holder of Warrant Shares, the Company shall promptly obtain an opinion of the independent investment banking firm of William Blair & Company estimating the net proceeds which such Person would have received (after deducting underwriting commissions and discounts and any other expenses that would have been solely attributable to the registration or qualification of such shares of Common Stock) upon the sale of shares of Common Stock proposed to be sold pursuant to such registration or qualification. Such opinion of an independent investment banking firm shall be
(a) delivered in writing to the Company, with a copy to such Person, within (7) seven days after the date of the request of such Person to the Company and (b) conclusive and binding on the Company and such Person.

         Within thirty (30) days of receipt by the Company of such estimate, the Company shall pay to such Person an amount equal to (a) such estimated net proceeds minus (b) in the case of this Warrant or portion hereof that has not been exercised, the aggregate Current Warrant Price payable upon the exercise hereof. Payment of such amount shall be made by a certified or official bank check payable to the order of such Person. Upon payment to such Person of such liquidated damages, such Person shall assign to the Company this Warrant and the Issued Warrant Shares proposed to be sold pursuant to the registration or qualification in question without any representation or warranty (other than that such holder has not taken any action which would impair its ownership of or right to transfer to the Company the Warrant or such shares of Common Stock). If less than all of the Issued Warrant Shares were proposed to be sold pursuant to the registration or qualification in question, the Company shall cancel this Warrant and issue in the name of, and deliver to, the applicable holder, pursuant to Article 2, a new Warrant for the Issued Warrant Shares not required to be assigned to the Company pursuant to the provisions of the preceding sentence. The Company agrees that the amount of actual damages that would be sustained by the applicable holder as a result of the failure of the Company to comply with any provisions of Section 5.2, 5.3 or 5.4 is not capable of ascertainment on any other basis.

                                    ARTICLE 6
                    PARTICIPATION IN CORPORATE DISTRIBUTIONS

         6.1 Company's Obligation to Make Payments. The Company shall not repurchase or redeem any of its equity securities or any securities convertible into or exchangeable for such equity securities or any warrants or other rights to purchase such equity securities (except to the extent permitted under the terms of the Credit Agreement) unless it concurrently makes a cash payment to the holders of this Warrant equal to the product of (i) the quotient obtained by dividing (x) the aggregate amount of cash and the aggregate fair value of any property paid out by the Company in connection with any such repurchase or redemption at the time, as determined in good faith by the Board of Directors of the Company, by (y) the number of shares of Fully Diluted Outstanding Common Stock (including shares of Common Stock then issuable upon exercise of this Warrant) immediately after such repurchase or redemption, and (ii) the number of shares of Common Stock then issuable upon the exercise of this Warrant. Upon any such payment by the Company, the number of shares of Common Stock then issuable upon the exercise of this Warrant shall be adjusted by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such payment by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such repurchase or redemption, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such repurchase or redemption. Concurrently, each holder of this Warrant shall deliver the same to the Company for cancellation and the Company shall deliver to each holder a new Warrant evidencing the adjusted number of unpurchased shares of Common Stock called for by this Article 6, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the applicable holder, appropriate notation may be made on this Warrant and the same returned to the applicable holder hereof.

                                    ARTICLE 7
                                 MANDATORY CALL

         7.1 Mandatory Call. If the Subordinated Debt has been paid in full on prior to July 31, 1997, the Company shall concurrently repurchase this Warrant at a call price equal to $10 per Issuable Warrant Share ($792,040 in the aggregate) and the holders hereof shall surrender this Warrant for cancellation upon payment of the call price in immediately available funds.

         7.2 Voluntary Call. The Company may call the Warrant shares and terminate this Warrant at any time after July 31, 2002, at a call price equal to the greater of:

         (i) the Market Price for such Warrant Shares reduced by the respective Current Warrant Prices therefore (if not paid as to Issuable Warrant Shares); or
(ii) ten dollars ($10.00) per Warrant Share reduced by the respective Current Warrant Prices therefor, (if not paid as to Issuable Warrant Shares). The Company shall exercise such call by providing written notice to the then holders of this Warrant, and the parties shall close such transaction within thirty (30) days of such notice, at the Company's principal office. At such closing, the Company shall pay the call price in full to the holders of this Warrant, and the holders of this Warrant shall surrender it to the Company.

                                    ARTICLE 8
                              INTENTIONALLY DELETED


                                    ARTICLE 9
                       FINANCIAL AND BUSINESS INFORMATION

         9.1 Monthly and Quarterly Information. While the Credit Agreement is in effect, the Company will deliver to GE Capital copies of the monthly financial statements required to be delivered to the Agent, as and when the same are delivered to the Agent. As to holders other than GE Capital and as to GE Capital after the Credit Agreement has been terminated, the Company shall provide to such holders, within ten (10) days after the filing thereof with the Commission, copies of all quarterly financial statements and other financial reports required to be filed with the Commission or which the Company elects to file with the Commission or otherwise to publicly disclose.

         9.2 Annual Information. While the Credit Agreement is in effect, the Company will deliver to each holder hereof copies of the annual financial statements required to be delivered to the Agent under the Credit Agreement as and when the same are delivered to such Agent. Thereafter, the Company shall provide to such holder hereof, as and when required to be filed with the Commission, copies of all annual financial statements, annual reports to stockholders and proxy statements required to be filed with the Commission.

         9.3 Filings. The Company will deliver to each holder hereof promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally, and of each regular or periodic report pursuant to the Exchange Act, and any registration statement, prospectus or written communication (other than transmittal letters) pursuant to the Securities Act filed by the Company with the Commission or any securities exchange on which shares of Common Stock are listed.

                                   ARTICLE 10
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to each holder of this Warrant that as of the Closing Date:

         10.1 Organization and Capitalization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The authorized capital of the Company consists of 7,500,000 shares of Common Stock, par value $.01 per share and 500,000 shares of preferred stock $.01 par value per share, none of which preferred stock has been issued. No unissued shares of Common Stock are reserved for any purpose other than for issuance upon the exercise of this Warrant. Except as set forth on Disclosure Schedule (3.8) of the Credit Agreement as of the date hereof, there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which the Company may be required to issue, sell, repurchase or redeem any shares of Common Stock or other equity securities, and there are no preemptive rights in effect with respect to the issuance of any shares of Common Stock. All the outstanding shares of Common Stock have been duly authorized, validly issued without violation of any preemptive or similar rights and are fully paid and nonassessable.

         10.2 Authority. The Company has full corporate power and authority to execute and deliver this Warrant and to perform all of its obligations hereunder, and the execution, delivery and performance hereof has been duly authorized by all necessary corporate action on its part. This Warrant has been duly executed on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

         10.3 No Legal Bar. Neither the execution, delivery or performance of this Warrant will (a) conflict with or result in a violation of the Articles of Incorporation or By-Laws of the Company, (b) conflict with or result in a violation of any law, statute, regulation, order or decree applicable to the Company or any Affiliate of the Company, (c) require any consent or authorization or filing with, or other act by or in respect of any governmental authority or (d) result in a breach of, constitute a default under or constitute an event creating rights of acceleration, termination or cancellation under any mortgage, lease, contract, franchise, instrument or other agreement to which the Company is a party or by which it is bound.

         10.4 Validity of Shares. The Company has duly authorized the issuance of shares of Common Stock pursuant to this Warrant and has reserved sufficient shares of Common Stock to be issued upon exercise of this Warrant. The Common Stock, when paid for and delivered pursuant to the terms of this Warrant, will constitute duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company.

         10.5 Incorporation of Representations and Warranties of Credit Agreement. The representations and warranties made by the Company in the Credit Agreement are incorporated herein by reference and shall be deemed to be made herein.

                                   ARTICLE 11
                        VARIOUS COVENANTS OF THE COMPANY

         11.1 No Impairment or Amendment. The Company shall not by any action including, without limitation, amending its Articles of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in taking of all such actions as may be necessary or appropriate to protect the rights of each holder hereof against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the then Current Warrant Price therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, (c) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant, (d) not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon the voluntary or involuntary dissolution, liquidation or winding up of the Company, (e) not undertake any reverse stock split, combination, reorganization or other reclassification of its capital stock which would have the effect of making this Warrant exercisable for less than __% of the shares of Common Stock Outstanding , and (f) not, without the written consent of Majority Holders, amend its Articles of Incorporation.

         Upon the request of the holder hereof, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to each holder, the continuing validity of this Warrant and the Company's obligations hereunder.

         11.2     Reservation of Common Stock; Qualification.

                  (a) From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant. All shares of Common Stock which shall be so issuable, when issued upon exercise of this Warrant and payment therefor in accordance with the terms of this Warrant, shall be duly authorized and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                  (b) Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Current Warrant Price.

                  (c) If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered or qualified.

         11.3 Taking of Record. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Article 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

         11.4 Listing on Securities Exchange. If the Company shall list any shares of Common Stock on any securities exchange it will, at its expense, list thereon, maintain and increase when necessary such listing of, all Issued Warrant Shares and, to the extent permissible under the applicable securities exchange rules, all Issuable Warrant Shares so long as any shares of Common Stock shall be so listed. The Company will also so list on each securities exchange, and will maintain such listing of, any other securities which the holders of this Warrant shall be entitled to receive upon the exercise thereof if at the time any securities of the same class shall be listed on such securities exchange by the Company.

         11.5 Availability of Information. The Company will cooperate with each holder hereof or of Issued Warrant Shares in supplying such information as may be necessary for such holders to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of this Warrant or such Issued Warrant Shares.

         11.6 Certain Expenses. The Company shall pay all expenses in connection with, and all taxes (other than stock transfer taxes) and other governmental charges that may be imposed in respect of, the issue, sale and delivery of the Warrant, the Issuable Warrant Shares and the Issued Warrant Shares.

                                   ARTICLE 12
                                  MISCELLANEOUS

         12.1 Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of any holder hereof shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to each holder hereof such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by such holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         12.2 Limitation of Liability. No provision hereof, in the absence of affirmative action by each holder hereof to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of such holder hereof, shall give rise to any liability of such holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         12.3 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any holder hereof or holder of Issued Warrant Shares, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b)      If to the Company, at:

                           Selfix, Inc.
                           4501 West 47th Street
                           Chicago, Illinois  60632
                           Attention: Chief Executive Officer

                  with a copy to:

                           Much, Shelist, Freed, Denenberg, Ament,
                               Bell & Rubenstein PC
                           200 North LaSalle Street
                           Suite 2100
                           Chicago, IL  60601
                           Attention: Jeffrey Rubenstein

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or five (5) business days after the same shall have been deposited in the United States mail, certified, or one (1) business day after the same has been deposited with a reputable overnight courier with instructions to deliver the same on the next Business Day. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

         12.4 Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company, each holder hereof and (to the extent provided herein) each holder of Issued Warrant Shares, and shall be enforceable by any such holder.

         12.5 Remedies. The Company stipulates that the remedies at law of each holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         12.6 Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and Majority Holders; provided that this Warrant may not be modified or amended to reduce the number of shares of Common Stock for which this Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of this Warrant (before giving effect to any adjustment as provided herein) without the prior written consent of each holder hereof.

         12.7 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         12.8 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         12.9 GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

         12.10 Jurisdiction. The Company and each holder hereof consent and agree that the State or Federal Courts located in the City of Chicago, Illinois shall have exclusive jurisdiction to hear and determine any claims or disputes between the Company and such holder in connection with this Warrant that are not resolved by an investment banking firm or [accounting firm] in accordance with the terms hereof, and the Company and each holder hereof hereby submit to the jurisdiction of such courts.

         12.11 WAIVER OF JURY TRIAL. TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND ARBITRATION, THE COMPANY AND THE HOLDERS HEREOF AGREE THAT IF ANY DISPUTE IN CONNECTION WITH THIS WARRANT IS NOT RESOLVED BY AN INVESTMENT BANKING FIRM IN ACCORDANCE WITH THE TERMS HEREOF, THE COMPANY AND EACH SUCH HOLDER WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE IN CONNECTION HEREWITH.

                            [signature page follows]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated: February 27, 1997.


                                               HOME PRODUCTS INTERNATIONAL, INC.


                                               By:

                                               Name:

                                               Title:



Attest:

By:

Its:

                                    EXHIBIT A

                               NOTICE OF EXERCISE

                 [To be executed only upon exercise of Warrant]

                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ Shares of Common Stock of Home Products International, Inc. and herewith makes payment therefor in the amount of $__________ as follows:

         $________________   by wire transfer;

         $________________   by certified or official bank check enclosed
                             herewith;

         $________________   by deducting from the shares delivered upon
                             exercise hereof a number of shares having an aggregate Appraised Value on the date of exercise equal to the aggregate Current Warrant Price for all shares as to which this Warrant is then being exercised;

         [$________________  by application of the Obligations as provided in
                             Section 2.6 of this Warrant;]

all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _______________________ whose address is ____________________ _________________________ and, if such shares of Common
Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned [_______________]. The Common Stock as to which the Warrant is exercised consists of the following numbers of shares from the following Tranches at the following respective Current Warrant Prices:________________________________.

                                        ___________________________________
                                        (Name of Registered Owner)

                                        ___________________________________
                                        (Signature of Registered Owner)

                                        ___________________________________
                                        (Street Address)

                                        ___________________________________

                                        (City)   (State)    (Zip Code)

                                    EXHIBIT B

                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                No. of Shares of Common Stock



and does hereby irrevocably constitute and appoint _________________________ attorney-in-fact to register such transfer on the books of Home Products International, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:                                 Print Name:

                                        Signature:

                                          Witness:


NOTICE:   The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.